UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity Insights Funds

■	EMERGING MARKETS EQUITY INSIGHTS

■	INTERNATIONAL EQUITY INSIGHTS

■	INTERNATIONAL SMALL CAP INSIGHTS

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	27

Financial Statements	48

Financial Highlights	52

Notes to the Financial Statements	58

Report of the Independent Registered Public Accounting Firm	77

Other Information	78

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Emerging Markets Equity Insights Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs International Equity Insights Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs International Small Cap Insights Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

■	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2015

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2015.

We implemented an enhancement to our Valuation theme to evaluate energy companies’ reserves. Energy reserves are not capitalized on the balance sheet, so we believe reserve-based valuation metrics provide a more accurate picture of the intrinsic value of an energy company. In addition, we implemented an enhancement to our Sentiment theme through which we analyze short selling of stocks in order to gain a more comprehensive understanding of investor views about potential future price declines. We analyze more than 9,000 stocks on a daily basis to identify companies with large, “fresh” short positions that may indicate negative return expectations. Also, we introduced a signal in our Sentiment theme within the Europe and Japan regions that uses the credit default swap (“CDS”) spread of a company as an early indicator of potential stock price swings. We use data on single-name CDS spreads for more than 300 companies on a daily basis to arrive at our views.

In all global regions except Europe, we implemented an enhancement to our Momentum theme, evaluating price pressures created through consistent trade imbalances between buyers and sellers. In certain instances, traders may push prices as they engage in end-of-day hedging, inventory management and index trading. Such activities, when persistent, can create buying and selling opportunities as stock prices revert to long-term views.

Additionally, for India and South Korea, we enhanced our ability, through our global linkages theme, to examine the relationship between the separate companies that belong to a single conglomerate as well as between public sector companies that belong to the same state-owned industry sub-group. In Japan, we enhanced our global linkages theme to look at economic relationships between companies along the automotive supply chain from parts manufacturers to auto dealers. Also, within our global linkages theme, we extended an economic linkage signal, which analyzes patent data, from the U.S. and Japan to Europe. We analyze more than 3.5 million patents globally to establish the economic linkages between companies in various industries. We believe these linkages help predict price movements across similar companies more accurately.

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

Market Review

During the 12-month period ended October 31, 2015 (the “Reporting Period”), emerging markets equities suffered a double-digit decline, and international developed markets equities edged down.

Emerging Markets Equities

Emerging markets equities declined during the Reporting Period, with much of the weakness reflecting concerns about slowing economic growth, particularly in China, and the impact of weak commodity prices, particularly the sharp decline in oil prices.

During the Reporting Period, China’s Gross Domestic Product (“GDP”) growth slowed to less than 7%, down from 7.3% for calendar year 2014, while many other economic indicators similarly deteriorated. However, the Chinese central bank took a number of steps toward easing its monetary policy during the Reporting Period, including cutting its interest rates six times and making several reductions to its reserve requirement ratio. (The reserve requirement ratio is the portion, expressed as a percent, of depositors’ balances banks must have on hand as cash. This is a requirement determined by a country’s central bank. The reserve ratio affects the money supply in a country.)

Still, the fear of slower economic growth in China rippled through many other emerging markets. Even the International Monetary Fund warned of slower economic growth for 2016, noting the slower growth rates in many emerging economies and the possibility of prolonged weak commodity prices. Brazil’s economic outlook, for example, persistently deteriorated, leading independent ratings agency Standard & Poor’s Ratings Services to cut the country’s sovereign debt rating to below investment grade.

Global equity market volatility heated up during the summer of 2015 and affected emerging market equity performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its renminbi weighed on stock markets around the globe.

Slower economic growth in China also led to concerns about the demand for many commodities, including oil. The international Brent crude oil benchmark price, which stood at a high of $115 per barrel in June 2014, fell rather steadily during the Reporting Period to a low of $47 per barrel in January 2015 before rebounding to more than $65 per barrel at the beginning of May 2015 and then stabilizing at slightly less than $50 per barrel for much of the summer and fall of 2015. Other commodity prices also weakened.

For the Reporting Period overall, the Morgan Stanley Capital International (MSCI®) Emerging Markets Standard Index (net, USD, unhedged) (the “MSCI® EM Index”) returned -14.53%.* Twenty-two of the 23 countries in the MSCI® EM Index were down for the Reporting Period, with Brazil (-45.92%) and Colombia (-44.20%) posting the largest losses. Brazil was also the largest detractor on the basis of impact, which takes both weightings and total returns into account.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

All 10 sectors in the MSCI® EM Index retreated during the Reporting Period, with energy (-27.76%) and materials (-23.28%) sectors losing the most ground. The financials sector (-4.45%) was the largest detractor from MSCI® EM Index returns on the basis of impact.

International Equities

International developed markets equities lost modest ground during the Reporting Period, with central bank policy, currency movements and the sharp decline in oil prices some of the biggest themes.

Both the European Central Bank (“ECB”) and the Bank of Japan employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, both the euro and the yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. The euro sank to a 12-year low against the U.S. dollar in March 2015 before rebounding slightly through the remainder of the Reporting Period. The impact of depreciation was already noticeable in many European corporate earnings reports, many of which were better than expected. Japanese companies also began to benefit from the weak yen. Strong equity markets in both regions reflected the positive impact of weak currencies on corporate earnings and optimism that the monetary stimulus would stave off deflation and promote economic growth. However, the weak currencies reduced equity returns expressed in U.S. dollars.

Global equity market volatility heated up during the summer of 2015 and affected international equity performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its renminbi weighed on stock markets around the globe. However, markets rebounded sharply in October 2015 on further easing from China and on the potential for more easing from the ECB and Bank of Japan.

Slower economic growth in China also led to concerns about the demand for many commodities, including oil. The international Brent crude oil benchmark price, which stood at a high of $115 per barrel in June 2014, fell rather steadily during the Reporting Period to a low of $47 per barrel in January 2015 before rebounding to more than $65 per barrel at the beginning of May 2015 and then stabilizing at slightly less than $50 per barrel for much of the summer and fall of 2015. Other commodity prices also weakened. While the decline in oil and commodity prices weighed on energy and materials stocks, market participants appeared to perceive the combination of lower energy prices, aggressive monetary stimulus and improving economies as beneficial for consumers in Europe and Japan.

For the Reporting Period overall, the MSCI® Europe, Australasia, Far East (“EAFE”) Index (net, USD, unhedged) (the “MSCI® EAFE Index”) returned -0.07%.* Ten of the 21 countries in the MSCI® EAFE Index were down for the Reporting Period, with Norway (-23.71%) and Australia (-19.94%) recording the largest losses. Australia was also the largest detractor on the basis of impact, which takes both weightings and total returns into account.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Four of the 10 sectors in the MSCI® EAFE Index posted negative returns during the Reporting Period, with energy (-21.29%) and materials (-12.55%) declining the most. In addition, the energy sector was the largest detractor from MSCI® EAFE Index returns on the basis of impact.

In the international small cap arena, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (“MSCI® EAFE Small Cap Index”) gained 8.45%* during the Reporting Period. Fifteen of the 21 countries in the MSCI® EAFE Small Cap Index were up for the Reporting Period, with Ireland (+36.58%) and Germany (+35.19%) advancing the most. Japan (+11.75%) was also the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Eight of the 10 sectors in the MSCI® EAFE Small Cap Index recorded positive returns during the Reporting Period, with consumer staples (+17.12%) and health care (+15.19%) posting the largest gains. The consumer discretionary sector (+12.92) was the largest contributor to MSCI® EAFE Small Cap Index returns on the basis of impact.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -9.84%, -10.50%, -9.52%, -9.63% and -10.06%, respectively. These returns compare to the -14.53% average annual total return of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -5.83% compared to the -5.49% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. During the Reporting Period, our stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to the Fund’s relative performance. Our country/currency selection strategy also contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	While the Fund’s absolute returns were disappointing, our bottom-up stock selection strategy bolstered the Fund’s relative performance during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative returns. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Profitability, Management and Quality also added to relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality.

Valuation detracted from relative returns during the Reporting Period. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

PORTFOLIO RESULTS

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, our stock selection added to the Fund’s relative performance. Investments in the industrials, consumer staples and materials sectors contributed positively. Holdings in financials, consumer discretionary and telecommunication services detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Gruma, a Mexico-based corn flour and tortilla manufacturer; LG Household & Health Care, a South Korea-based personal care and cosmetics producer; and AmoreG, a South Korea- based maker of beauty, household and health care products. We assumed the overweight in Gruma because of our positive views on Momentum and Sentiment. The Fund was overweight LG Household & Health Care due to our positive views on Sentiment and Profitability, while the overweight in AmoreG was based on our positive views on Momentum and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Fund performance was hampered by overweight positions in Brazil-based bank Banco do Brasil and Brazil-based food company BRF. In addition, an underweight in South Africa- based Internet and media group Naspers detracted from relative returns. We chose to overweight Banco do Brasil as a result of our positive views on Valuation and Management.
The Fund was overweight BRF due to our positive views on Momentum and Sentiment. Our negative views on Momentum and Sentiment led us to underweight Naspers.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy enhanced relative performance during the Reporting Period. Overweight positions in Hungary and the Czech Republic as well as a neutral position in Poland contributed positively. The Fund was hurt by overweight positions in Brazil and Turkey. An underweight in Mexico also detracted from results.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from an underweight position relative to the Index in India to a neutral position. We moved the Fund from an underweight in Turkey to an overweight, ending the Reporting Period with a neutral position compared to the Index. We also shifted the Fund from a neutral position to an overweight position in Russia. In addition, we increased the size of the Fund’s underweight in Indonesia. We also moved the Fund from overweight positions in South Korea and Poland to neutral positions relative to the Index during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer staples, industrials, energy, materials and health care sectors. Compared to the Index, the Fund was underweight the telecommunication

PORTFOLIO RESULTS

services, consumer discretionary, utilities, information technology and financials at the end of the Reporting Period.

In terms of countries, the Fund was overweight China, Brazil, Russia and Taiwan relative to the Index at the end of the Reporting Period. Compared to the Index, the Fund was underweight South Africa, Malaysia, Indonesia, the Philippines and Chile. The Fund was relatively neutral compared to the Index in India, Turkey, Mexico, Poland, Egypt, the Czech Republic, Hungary, Greece, South Korea, Peru, Colombia, Qatar, Thailand and the United Arab Emirates at the end of the Reporting Period.

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® EM Index[2]
Class A	-9.84%	-14.53%
Class C	-10.50	-14.53
Institutional	-9.52	-14.53
Class IR	-9.63	-14.53
Class R	-10.06	-14.53

July 31, 2015–October 31, 2015
Class R6	-5.83%	-5.49%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2015, the MSCI® EM Index consists of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-16.83%	-2.05%	-3.01%	10/5/07
Class C	-13.64	-1.72	-3.00	10/5/07
Institutional	-11.69	-0.59	-1.94	10/5/07
Class IR	-11.79	-0.76	1.35	8/31/10
Class R6	N/A	N/A	-10.24	7/31/15
Class R	-12.23	N/A	-4.55	2/28/14

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.66%
Class C	2.33	2.41
Institutional	1.18	1.26
Class IR	1.34	1.39
Class R6	1.16	1.24
Class R	1.82	2.07

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Total Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.3%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	3.3	Technology Hardware & Equipment	South Korea
Industrial & Commercial Bank of China Ltd. Class H	2.6	Banks	China
Infosys Ltd. ADR	2.4	Software & Services	India
Lukoil PJSC ADR	2.4	Energy	Russia
China Life Insurance Co. Ltd. Class H	2.3	Insurance	China
Tencent Holdings Ltd.	2.2	Software & Services	China
Banco Bradesco SA ADR	2.0	Banks	Brazil
China Merchants Bank Co. Ltd. Class H	1.9	Banks	China
MMC Norilsk Nickel PJSC	1.9	Food, Beverage & Tobacco	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 5.7% of the Fund’s net assets at October 31, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EM Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Insights Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	-9.84%	-1.02%	-1.72%
Including sales charges	-14.77%	-2.13%	-2.40%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	-10.50%	-1.77%	-2.39%
Including contingent deferred sales charges	-11.40%	-1.77%	-2.39%

Institutional (Commenced October 5, 2007)	-9.52%	-0.66%	-1.34%

Class IR (Commenced August 31, 2010)	-9.63%	-0.83%	2.27%

Class R (Commenced February 28, 2014)	-10.06%	N/A	-1.60%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-5.83%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 2.58%, 1.82%, 3.05%, 2.48%, 2.85% and 2.32%, respectively. These returns compare to the -0.07% average annual total return of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -3.56% compared to the -5.19% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our bottom-up stock selection strategy, which uses fundamental research and stock selection models based on six investment themes, added to relative performance during the Reporting Period. Our country/currency selection strategy also contributed positively.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy added to relative returns during the Reporting Period. We use a quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes contributed positively to the Fund’s relative performance. Our best performing theme was Momentum. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment and Valuation also enhanced results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of

PORTFOLIO RESULTS

securities, typically by comparing a measure of the company’s intrinsic value to its market value. In addition, Management, Quality and Profitability added to relative returns, albeit to a lesser extent. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection bolstered the Fund’s relative returns. Stock choices in the consumer discretionary, financials and industrials sectors added to relative performance. Investments in the consumer staples, energy and information technology sectors detracted from results.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	The Fund benefited from overweight positions in Germany- based wind turbine manufacturer Nordex and Japan-based pharmaceutical company Daiichi Sankyo. An underweight in Glencore, a Switzerland-headquartered commodities trading and mining company, also added to relative performance. We assumed the overweight in Nordex because of our positive views on Sentiment and Quality, while the overweight in Daiichi Sankyo was due to our positive views on Valuation and Momentum. Our underweight in Glencore was the result of our negative views on Momentum.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	The Fund was hampered by an underweight position in SAP, a Germany-based multinational software firm. Overweight positions in Norway-based oil and gas company Statoil and Singapore-based palm oil plantation company Golden Agri-Resources also detracted from performance. Our negative views on Valuation and Momentum led to the Fund’s underweight in SAP. We chose to overweight Statoil and Golden Agri-Resources because of our positive views on Valuation and Momentum.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy enhanced Fund returns during the Reporting Period. An overweight in Japan and underweight positions in Australia and Spain contributed positively to relative performance. The Fund was hurt by overweight positions in Norway and Hong Kong. An underweight in Switzerland also detracted from relative performance.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

PORTFOLIO RESULTS

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from an overweight relative to the Index to an underweight position in Switzerland. We also moved from underweight positions to neutral positions in France and Germany. In addition, we moved the Fund from an overweight compared to the Index in Finland to a neutral position, increased the size of the underweight in Australia and increased the size of the overweight in Japan.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the industrials, energy, consumer staples and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, materials, utilities and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the telecommunication services and information technology sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Japan, the Netherlands, Sweden, Denmark and Norway. Compared to the Index, the Fund was underweight in Australia, the U.K., Switzerland, Spain and Italy. The Fund was relatively neutral compared to the Index in France, Germany, Hong Kong, Finland, New Zealand, Austria, Portugal, Ireland, Israel, Belgium and Singapore at the end of the Reporting Period.

FUND BASICS

International Equity Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index (Net, USD, Unhedged)[2]
Class A	2.58%	-0.07%
Class C	1.82	-0.07
Institutional	3.05	-0.07
Service	2.48	-0.07
Class IR	2.85	-0.07
Class R	2.32	-0.07

July 31, 2015–October 31, 2015
Class R6	-3.56%	-5.19%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2015, the MSCI® EAFE Index consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.08%	2.42%	1.89%	2.73%	8/15/97
Class C	-6.59	2.78	1.70	2.39	8/15/97
Institutional	-4.48	3.98	2.88	3.56	8/15/97
Service	-4.95	3.48	2.37	3.05	8/15/97
Class IR	-4.60	3.83	N/A	-1.71	11/30/07
Class R6	N/A	N/A	N/A	-9.80	7/31/15
Class R	-5.11	3.35	N/A	-2.17	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R6 and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.36%
Class C	2.00	2.11
Institutional	0.85	0.96
Service	1.35	1.45
Class IR	1.00	1.10
Class R6	0.83	0.94
Class R	1.50	1.61

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Total Net Assets	Line of Business	Country

British American Tobacco PLC	2.3%	Food, Beverage & Tobacco	United Kingdom
Unilever NV CVA	1.9	Household & Personal Products	United Kingdom
Royal Dutch Shell PLC Class A	1.7	Energy	Netherlands
BP PLC ADR	1.5	Energy	United Kingdom
Deutsche Telekom AG (Registered)	1.4	Telecommunication Services	Germany
Novo Nordisk A/S Class B	1.4	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Reckitt Benckiser Group PLC	1.4	Household & Personal Products	United Kingdom
Actelion Ltd. (Registered)	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Allianz SE (Registered)	1.2	Insurance	Germany
HSBC Holdings PLC	1.1	Banks	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.6% of the Fund’s net assets at October 31, 2015. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	2.58%	4.12%	3.43%	3.40%
Including sales charges	-3.04%	2.96%	2.84%	3.08%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.82%	3.35%	2.67%	2.75%
Including contingent deferred sales charges	0.81%	3.35%	2.67%	2.75%

Institutional (Commenced August 15, 1997)	3.05%	4.54%	3.85%	3.92%

Service (Commenced August 15, 1997)	2.48%	4.02%	3.33%	3.41%

Class IR (Commenced November 30, 2007)	2.85%	4.38%	N/A	-0.87%

Class R (Commenced November 30, 2007)	2.32%	3.90%	N/A	-1.33%

Class R6 (Commenced July 31, 2015)	N/A	N/A	N/A	-3.56%*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs International Small Cap

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 6.70%, 5.96%, 7.11% and 7.00%, respectively. These returns compare to the 8.45% average annual total return of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

During the period from their inception on July 31, 2015 through October 31, 2015, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -2.88% compared to the -2.09% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, stock selection driven by our quantitative model and all six of our quantitative model’s investment themes contributed positively to relative returns, but the Fund underperformed the Index due to certain stock positions and residual factors.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes have historically had a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is expected to provide a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes added to the Fund’s relative returns. Momentum was the Fund’s best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. In addition, Valuation and Sentiment contributed positively. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Quality, Management and Profitability also added value, though to a lesser extent. The Quality theme seeks to assess both firm and management quality. The Management theme seeks to assess the characteristics, policies and strategic decisions of company management. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

During the Reporting Period, security selection overall contributed positively, but certain stock positions detracted from the Fund’s relative performance. Investments in the telecommunication services, financials and consumer staples sectors detracted from relative returns. Stock picks in the industrials, information technology and energy sectors contributed positively.

Q	Which stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	The Fund was hampered by overweight positions in PHarol, a Portugal-based capital management company; Downer, an Australia-based engineering and infrastructure management company; and Vedanta Resources, a U.K.-headquartered metals and mining company. We chose to overweight PHarol because of our positive views on Sentiment. Our positive views on Valuation and Management led us to overweight Downer and Vedanta Resources.

Q	Which stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	The Fund benefited from overweight positions in UBISOFT Entertainment, a France-based video game development company; Gerresheimer, a Germany-based manufacturer of pharmaceutical packaging; and Amlin, a U.K.-based independent insurer. We adopted the overweight in UBISOFT Entertainment because of our positive views on Sentiment and Profitability, while the overweight in Gerresheimer was due to our positive views on Valuation and Quality. The Fund was overweight Amlin as a result of our positive views on Momentum and Sentiment.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from its overweight relative to the Index in Japan and its underweight positions in the U.K. and Sweden. Compared to the Index, the Fund was hurt by its overweight position in the Netherlands as well as by its underweights in Denmark and Ireland. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from overweight positions relative to the Index to neutral positions in Switzerland and the Netherlands. We reduced the size of the Fund’s underweight in the U.K. We also increased the Fund’s overweight position compared to the Index in Japan during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer staples and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the financials, industrials and materials sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, energy, telecommunication services and utilities sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Japan, Germany and Spain relative to the Index. Compared to the Index, the Fund was underweight Singapore, Ireland and the U.K. The Fund was relatively neutral compared to the Index in Italy, France, Austria, Portugal, Norway, the Netherlands, New Zealand, Belgium, Hong Kong, Switzerland, Australia, Finland, Denmark, Israel and Sweden at the end of the Reporting Period.

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	6.70%	8.45%
Class C	5.96	8.45
Institutional	7.11	8.45
Class IR	7.00	8.45

July 31, 2015–October 31, 2015
Class R6	-2.88%	-2.09%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. MSCI® selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-4.28%	7.32%	2.20%	9/28/07
Class C	-0.48	7.76	2.19	9/28/07
Institutional	1.69	9.00	3.34	9/28/07
Class IR	1.56	8.84	11.11	8/31/10
Class R6	N/A	N/A	-6.88	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.39%
Class C	2.05	2.15
Institutional	0.90	0.99
Class IR	1.05	1.14
Class R6	0.88	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Total Net Assets	Line of Business	Country

Berkeley Group Holdings PLC	1.0	Consumer Durables & Apparel	United Kingdom
Gamesa Corp. Tecnologica SA	0.9	Capital Goods	Spain
UBISOFT Entertainment	0.9	Software & Services	France
Gerresheimer AG	0.9	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Man Group PLC	0.9	Diversified Financials	United Kingdom
Booker Group PLC	0.8	Food & Staples Retailing	United Kingdom
DS Smith PLC	0.8	Materials	United Kingdom
Bellway PLC	0.8	Consumer Durables & Apparel	United Kingdom
Advance Residence Investment Corp. (REIT)	0.8	Real Estate	Japan
Hiscox Ltd.	0.7	Insurance	Bermuda

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 4.2% of the Fund’s net assets at October 31, 2015. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investments election and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Insights Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	6.70%	8.43%	3.42%
Including sales charges	0.87%	7.21%	2.71%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	5.96%	7.64%	2.69%
Including contingent deferred sales charges	4.94%	7.64%	2.69%

Institutional (Commenced September 28, 2007)	7.11%	8.90%	3.85%

Class IR (Commenced August 31, 2010)	7.00%	8.73%	11.83%

Class R6 (Commenced July 31, 2015)	N/A	N/A	-2.88%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 95.2%
Brazil – 7.0%
546,900	Ambev SA ADR (Food, Beverage & Tobacco)	$2,663,403
295,940	Banco Bradesco SA (Banks)	1,799,727
1,715,820	Banco Bradesco SA ADR (Banks)(a)	9,334,061
555,400	BRF SA (Food, Beverage & Tobacco)	8,649,876
157,200	Fibria Celulose SA (Materials)	2,145,235
311,500	Grendene SA (Consumer Durables & Apparel)	1,457,631
560,302	Itau Unibanco Holding SA ADR (Banks)	3,838,069
2,319,200	JBS SA (Food, Beverage & Tobacco)	8,561,848
217,000	MRV Engenharia e Participacoes SA (Consumer Durables & Apparel)	417,364

		38,867,214

China – 24.0%
2,914,000	Air China Ltd. Class H (Transportation)	2,806,810
6,110,000	Bank of China Ltd. Class H (Banks)	2,881,240
12,738,000	Bank of Communications Co. Ltd. Class H (Banks)	9,395,541
2,169,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	2,993,627
8,099,000	China Construction Bank Corp. Class H (Banks)	5,869,799
1,447,000	China Everbright Bank Co. Ltd. Class H (Banks)	709,120
3,486,000	China Life Insurance Co. Ltd. Class H (Insurance)	12,570,810
3,998,500	China Merchants Bank Co. Ltd. Class H (Banks)	10,439,754
3,140,000	China Southern Airlines Co. Ltd. Class H (Transportation)	2,669,806
18,010,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	9,394,416
1,408,500	China Vanke Co. Ltd. Class H (Real Estate)(a)	3,286,938
13,797,000	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	8,664,872
812,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles & Components)	1,165,545
11,841,000	Evergrande Real Estate Group Ltd. (Real Estate)	9,055,209
1,209,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	1,468,773
22,716,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	14,408,889
5,929,000	Metallurgical Corp of China Ltd. Class H (Capital Goods)	2,187,823
594,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	1,347,828

Common Stocks – (continued)
China – (continued)
7,986,000	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$4,526,409
353,500	Sino-Ocean Land Holdings Ltd. (Real Estate)	205,460
639,100	Tencent Holdings Ltd. (Software & Services)	12,046,638
15,901,000	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	8,509,895
702,000	Tianneng Power International Ltd. (Automobiles & Components)*	508,178
1,939,000	Travelsky Technology Ltd. Class H (Software & Services)	2,860,481
594,000	Xinhua Winshare Publishing and Media Co. Ltd. Class H (Retailing)	499,492
1,788,000	Zhejiang Expressway Co. Ltd. Class H (Transportation)	2,198,076

		132,671,429

Hong Kong – 3.3%
1,632,000	China Everbright Ltd. (Diversified Financials)	3,840,988
447,500	China Mobile Ltd. (Telecommunication Services)	5,365,478
242,000	China Resources Land Ltd. (Real Estate)	628,858
2,268,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	1,025,100
3,632,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,513,488
3,916,000	Skyworth Digital Holdings Ltd. (Consumer Durables & Apparel)	2,898,148

		18,272,060

India – 9.1%
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	1,477,365
40,880	Bharat Electronics Ltd. (Capital Goods)	776,529
556,322	Bharat Petroleum Corp. Ltd. (Energy)	7,399,406
493,436	Cadila Healthcare Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,144,827
23,276	Ceat Ltd. (Automobiles & Components)	383,604
1,455,366	Dish TV India Ltd. (Media)*	2,353,918
36,709	Dr Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	2,378,376
81,009	HCL Technologies Ltd. (Software & Services)	1,078,963

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
18,636	Housing Development Finance Corp. Ltd. (Banks)	$357,211
89,336	ICICI Bank Ltd. ADR (Banks)	770,076
354,788	Indian Oil Corp. Ltd. (Energy)	2,163,877
741,156	Infosys Ltd. ADR (Software & Services)(a)	13,459,393
193,157	LIC Housing Finance Ltd. (Banks)	1,411,271
88,263	Mindtree Ltd. (Software & Services)	2,114,924
12,511	Oracle Financial Services Software Ltd. (Software & Services)	741,577
161,782	Rajesh Exports Ltd. (Consumer Durables & Apparel)	1,590,891
606,040	Wipro Ltd. (Software & Services)	5,310,245
98,400	WNS Holdings Ltd. ADR (Software & Services)*	3,352,488

		50,264,941

Indonesia – 0.1%
856,200	PT Astra International Tbk (Automobiles & Components)	368,062
136,500	PT Unilever Indonesia Tbk (Household & Personal Products)	367,851

		735,913

Malaysia – 0.7%
172,400	Kossan Rubber Industries (Health Care Equipment & Services)	326,936
1,528,300	Top Glove Corp Bhd (Health Care Equipment & Services)	3,375,575

		3,702,511

Malta – 0.1%
46,962	Brait SE (Diversified Financials)*	537,733

Mexico – 5.3%
188,000	Controladora Vuela Cia de Aviacion SAB de CV ADR (Transportation)*	3,194,120
590,200	Gruma SAB de CV Class B (Food, Beverage & Tobacco)	9,107,870
378,800	Grupo Aeroportuario del Centro Norte Sab de CV (Transportation)*	1,948,374
45,120	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	4,109,079
241,900	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation)	2,178,708
56,926	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	8,808,729

		29,346,880

Philippines – 0.1%
8,470	Globe Telecom, Inc. (Telecommunication Services)	411,313
30,790	Manila Electric Co. (Utilities)	213,517

		624,830

Common Stocks – (continued)
Poland – 1.5%
495,183	Polski Koncern Naftowy Orlen SA (Energy)(a)	$8,033,581

Qatar – 0.5%
221,247	Barwa Real Estate Co. (Real Estate)	2,730,337

Russia – 6.3%
168,455	Gazprom PAO ADR (Energy)	709,925
365,584	Lukoil PJSC ADR (Energy)(a)	13,280,077
72,300	Magnit PJSC GDR (Food & Staples Retailing)	3,281,583
701,770	MMC Norilsk Nickel PJSC ADR (Materials)	10,392,973
5,931	NovaTek OAO GDR (Energy)	542,290
1,134,220	OAO Rosneft GDR (Energy)	4,522,134
175,360	Severstal PAO GDR (Materials)	2,057,489

		34,786,471

South Africa – 4.8%
54,243	Astral Foods Ltd. (Food, Beverage & Tobacco)	681,410
404,871	AVI Ltd. (Food, Beverage & Tobacco)	2,575,648
371,307	Barclays Africa Group Ltd. (Banks)	4,758,613
9,377	Capitec Bank Holdings Ltd. (Banks)	405,072
279,916	Hyprop Investments Ltd. (REIT)	2,538,439
68,578	JSE Ltd. (Diversified Financials)	660,634
20,359	Liberty Holdings Ltd. (Insurance)	199,067
65,260	Mondi Ltd. (Materials)	1,516,341
265,403	Nedbank Group Ltd. (Banks)	4,411,798
845,152	Netcare Ltd. (Health Care Equipment & Services)	2,403,357
157,366	Pioneer Foods Group Ltd. (Food, Beverage & Tobacco)	2,254,541
51,903	RMB Holdings Ltd. (Diversified Financials)	252,737
113,706	Standard Bank Group Ltd. (Banks)	1,181,420
170,000	The SPAR Group Ltd. (Food & Staples Retailing)	2,440,246

		26,279,323

South Korea – 14.9%
9,278	AMOREPACIFIC Group (Household & Personal Products)	1,304,964
31,831	CJ Corp. (Capital Goods)	6,683,353
2,640	Hanssem Co. Ltd. (Consumer Durables & Apparel)	539,497
33,558	Hanwha Corp. (Materials)	1,100,414
46,405	Hyosung Corp. (Materials)	4,738,260
60,559	Interpark Holdings Corp. (Retailing)	618,720
222,562	Korea Electric Power Corp. (Utilities)	10,020,759
5,704	Korea Petro Chemical Ind (Materials)	882,108
3,423	KT&G Corp. (Food, Beverage & Tobacco)	342,016

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
207,244	Kwang Dong Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$2,110,367
11,548	LG Household & Health Care Ltd. (Household & Personal Products)	9,555,660
77,573	LG Uplus Corp. (Telecommunication Services)	743,476
36,184	Lotte Chemical Corp. (Materials)	7,596,784
15,002	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	17,993,798
113,027	Shinhan Financial Group Co. Ltd. (Banks)	4,313,706
57,841	SK Innovation Co. Ltd. (Energy)*	5,997,448
128,868	S-Oil Corp. (Energy)	7,707,207

		82,248,537

Taiwan – 13.8%
1,306,000	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	4,001,402
3,072,940	Far Eastern New Century Corp. (Capital Goods)	2,792,917
629,000	Formosa Petrochemical Corp. (Energy)	1,528,729
6,053,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	9,783,597
1,155,000	Getac Technology Corp. (Technology Hardware & Equipment)	787,495
2,146,000	Grand Pacific Petrochemical (Materials)	1,050,859
3,763,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	10,002,278
706,000	Kung Long Batteries Industrial Co. Ltd. (Capital Goods)	2,609,919
200,000	Namchow Chemical Industrial Co. Ltd. (Food, Beverage & Tobacco)	433,556
552,000	Nien Hsing Textile Co. Ltd. (Consumer Durables & Apparel)	357,718
6,067,000	Pou Chen Corp. (Consumer Durables & Apparel)	8,557,064
435,000	Ruentex Industries Ltd. (Consumer Durables & Apparel)	801,532
646,000	Systex Corp. (Software & Services)	1,245,051
1,429,000	Taiwan Paiho Ltd. (Consumer Durables & Apparel)	3,415,331
1,083,400	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	23,791,464
2,703,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	4,570,125
311,000	United Integrated Services Co. Ltd. (Capital Goods)	365,405

		76,094,442

Common Stocks – (continued)

Thailand – 1.5%
181,900	CP ALL PCL (Food & Staples Retailing)	$255,818
649,850	The Siam Cement PCL (Registered) (Materials)	8,259,293

		8,515,111

Turkey – 2.2%
104,827	Aksa Akrilik Kimya Sanayii AS (Consumer Durables & Apparel)	384,484
381,653	Dogus Otomotiv Servis ve Ticaret AS (Retailing)	1,383,039
454,554	TAV Havalimanlari Holding AS (Transportation)	3,565,870
472,626	Tofas Turk Otomobil Fabrikasi AS (Automobiles & Components)	3,117,967
1,234,149	Turk Hava Yollari AO (Transportation)*	3,638,966

		12,090,326

TOTAL COMMON STOCKS
(Cost $517,894,144)		$525,801,639

Shares	Description	Rate	Value
Preferred Stocks – 2.1%
Brazil – 1.7%
410,900	Braskem SA Class A (Materials)	0.606%	$2,319,486
277,450	Itau Unibanco Holding SA (Banks)	0.015	1,905,531
2,133,900	Itausa – Investimentos Itau SA (Banks)	0.015	3,984,905
297,500	Suzano Papel e Celulose SA Class A (Materials)	0.142	1,275,905

			9,485,827

South Korea – 0.4%
4,991	LG Household & Health Care Ltd. (Household & Personal Products)	4,050	2,073,703

TOTAL PREFERRED STOCKS
(Cost $10,746,110)			$11,559,530

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Exchange Traded Fund – 1.5%
United States – 1.5%
236,413	Vanguard FTSE Emerging Markets Fund(a)	$8,236,629
(Cost $7,964,114)

Units	Description	Expiration Month	Value
Warrant* – 0.0%
Thailand – 0.0%
1,567,600	BTS Group Holdings PCL (Transportation)	11/18	$45,396
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $536,604,368)			$545,643,194

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 5.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
31,533,953	0.147%	$31,533,953
(Cost $31,533,953)

TOTAL INVESTMENTS – 104.5%
(Cost $568,138,321)		$577,177,147

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.5)%		(24,777,695)

NET ASSETS – 100.0%		$552,399,452

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 96.6%
Australia – 2.5%
226,286	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	$318,449
1,956	Blackmores Ltd. (Household & Personal Products)(a)	232,853
207,435	Caltex Australia Ltd. (Energy)	4,643,696
71,597	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	463,321
91,568	Domino’s Pizza Enterprises Ltd. (Consumer Services)	3,028,309
75,725	Harvey Norman Holdings Ltd. (Retailing)	212,754
21,172	JB Hi-Fi Ltd. (Retailing)(a)	269,385
362,683	Northern Star Resources Ltd. (Materials)	707,695
1,578,619	Qantas Airways Ltd. (Transportation)*	4,446,566
73,461	Regis Resources Ltd. (Materials)	108,306
37,385	Sandfire Resources NL (Materials)	167,084
87,169	St. Barbara Ltd. (Materials)*	83,055
382,439	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	1,914,130
81,802	Woodside Petroleum Ltd. (Energy)	1,715,630

		18,311,233

Austria – 0.1%
12,833	Erste Group Bank AG (Banks)*	376,313
4,060	Strabag SE (Capital Goods)	93,073

		469,386

Belgium – 0.6%
11,221	Delhaize Group (Food & Staples Retailing)	1,041,183
41,974	KBC Groep NV (Banks)	2,552,090
6,693	Melexis NV (Semiconductors & Semiconductor Equipment)	325,907
4,269	Ontex Group NV (Household & Personal Products)	131,136

		4,050,316

Chile – 0.3%
237,902	Antofagasta PLC (Materials)	1,923,232

China – 0.3%
3,978,000	FIH Mobile Ltd. (Technology Hardware & Equipment)	1,897,270

Denmark – 3.1%
126,177	Danske Bank A/S (Banks)	3,471,591
191,274	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	10,157,319
33,735	Pandora A/S (Consumer Durables & Apparel)	3,892,933
82,472	Vestas Wind Systems A/S (Capital Goods)	4,808,465

		22,330,308

Common Stocks – (continued)
Finland – 1.0%
13,620	Amer Sports OYJ (Consumer Durables & Apparel)	$382,253
6,079	Kesko OYJ Class B (Food & Staples Retailing)	194,068
16,461	Neste OYJ (Energy)	401,360
46,910	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,675,507
242,307	UPM-Kymmene OYJ (Materials)	4,536,222

		7,189,410

France – 11.0%
1,792	Adocia (Pharmaceuticals, Biotechnology & Life Sciences)*	156,821
98,510	Airbus Group SE (Capital Goods)	6,859,771
4,521	Alten SA (Software & Services)	234,360
35,383	AXA SA (Insurance)	944,305
23,120	Bouygues SA (Capital Goods)	873,867
2,228	Cap Gemini SA (Software & Services)	198,105
6,176	Christian Dior SE (Consumer Durables & Apparel)	1,213,843
53,427	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	5,314,693
234,957	Credit Agricole SA (Banks)	2,967,622
11,295	Gecina SA (REIT)	1,440,615
53,279	Klepierre (REIT)	2,523,281
26,649	Lagardere SCA (Media)	775,364
33,556	L’Oreal SA (Household & Personal Products)	6,117,415
766,204	Natixis SA (Banks)	4,690,304
29,239	Numericable-SFR SAS (Media)*	1,321,194
147,145	Orange SA (Telecommunication Services)	2,594,415
75,258	Safran SA (Capital Goods)	5,716,151
11,560	Saft Groupe SA (Capital Goods)	297,964
66,163	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	6,674,249
620	Sartorius Stedim Biotech (Health Care Equipment & Services)	218,931
142,574	SCOR SE (Insurance)	5,301,282
4,616	SEB SA (Consumer Durables & Apparel)	468,827
5,337	Societe BIC SA (Commercial & Professional Services)	850,492
120,879	Societe Generale SA (Banks)	5,614,011
66,992	Thales SA (Capital Goods)	4,842,939
22,887	UBISOFT Entertainment (Software & Services)*	685,725
20,514	Unibail-Rodamco SE (REIT)	5,709,679
241,744	Vivendi SA (Telecommunication Services)	5,815,590

		80,421,815

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Germany – 9.1%
12,273	ADVA Optical Networking SE (Technology Hardware & Equipment)*	$132,909
48,404	Allianz SE (Registered) (Insurance)	8,473,981
19,579	Aurubis AG (Materials)	1,307,876
19,824	Continental AG (Automobiles & Components)	4,760,329
5,162	CTS Eventim AG & Co. KGaA (Media)	202,038
8,789	Deutsche Lufthansa AG (Registered) (Transportation)*	129,794
551,982	Deutsche Telekom AG (Registered) (Telecommunication Services)	10,339,502
34,533	Duerr AG (Capital Goods)	2,875,314
124,799	Evonik Industries AG (Materials)	4,531,453
112,280	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	8,250,603
4,140	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	322,816
45,949	Hannover Rueck SE (Insurance)	5,312,168
2,703	Krones AG (Capital Goods)	325,102
37,893	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	7,555,634
164,436	Nordex SE (Capital Goods)*	5,371,169
65,889	ProSiebenSat.1 Media SE (Registered) (Media)	3,560,353
35,001	Rhoen Klinikum AG (Health Care Equipment & Services)	1,044,104
46,045	Software AG (Software & Services)	1,337,830
1,854	zooplus AG (Retailing)*	270,952

		66,103,927

Hong Kong – 3.2%
1,011,400	AIA Group Ltd. (Insurance)	5,930,173
5,498,000	China Travel International Investment Hong Kong Ltd. (Consumer Services)	2,485,009
743,000	CLP Holdings Ltd. (Utilities)	6,459,287
56,000	Hang Lung Group Ltd. (Real Estate)	203,045
27,600	Jardine Strategic Holdings Ltd. (Capital Goods)	830,776
226,000	NWS Holdings Ltd. (Capital Goods)	339,668
234,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	227,725
1,762,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	935,651
500,000	Wheelock & Co. Ltd. (Real Estate)	2,330,557
1,016,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	3,706,425

		23,448,316

Italy – 1.4%
853,457	Banca Popolare di Milano Scarl (Banks)	800,812

Common Stocks – (continued)
Italy – (continued)
15,422	De’ Longhi SpA (Consumer Durables & Apparel)	$377,257
74,894	ERG SpA (Energy)	1,063,155
1,306,226	Intesa Sanpaolo SpA (Banks)	4,544,434
1,356,126	Saras SpA (Energy)*(a)	2,675,736
160,489	Snam SpA (Utilities)	830,530

		10,291,924

Japan – 27.1%
61,600	AEON Financial Service Co. Ltd. (Diversified Financials)	1,539,110
58,200	Alpine Electronics, Inc. (Consumer Durables & Apparel)	764,200
751,000	Asahi Glass Co. Ltd. (Capital Goods)	4,299,847
171,600	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	5,293,207
293,000	Asahi Kasei Corp. (Materials)	1,798,034
416,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	6,038,024
187,200	Brother Industries Ltd. (Technology Hardware & Equipment)	2,392,689
8,400	Century Tokyo Leasing Corp. (Diversified Financials)	284,940
63,400	Chubu Electric Power Co., Inc. (Utilities)	975,282
317,600	Citizen Holdings Co. Ltd. (Technology Hardware & Equipment)	2,407,248
13,000	COMSYS Holdings Corp. (Capital Goods)	169,800
373,500	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	7,335,186
8,800	Daito Trust Construction Co. Ltd. (Real Estate)	952,568
230,100	Daiwa House Industry Co. Ltd. (Real Estate)	6,040,195
615,000	Daiwa Securities Group, Inc. (Diversified Financials)	4,205,105
25,800	DCM Holdings Co. Ltd. (Retailing)	170,915
73,000	East Japan Railway Co. (Transportation)	6,940,518
5,300	FamilyMart Co. Ltd. (Food & Staples Retailing)	216,647
69,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,764,292
235,000	Fujitsu Ltd. (Software & Services)	1,110,756
232,000	Gree, Inc. (Software & Services)(a)	1,175,173
21,200	Haseko Corp. (Consumer Durables & Apparel)	215,544
34,800	Honda Motor Co. Ltd. (Automobiles & Components)	1,151,200
131,200	Ibiden Co. Ltd. (Technology Hardware & Equipment)	1,807,822
61,100	Idemitsu Kosan Co. Ltd. (Energy)	1,002,007

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
285,100	Iida Group Holdings Co. Ltd. (Consumer Durables & Apparel)	$5,343,592
20,800	Isuzu Motors Ltd. (Automobiles & Components)	242,934
6,400	IT Holdings Corp. (Software & Services)	158,214
119,200	Japan Airlines Co. Ltd. (Transportation)	4,490,638
1,335,900	JX Holdings, Inc. (Energy)	5,245,626
34,000	Kao Corp. (Household & Personal Products)	1,745,538
128,200	KDDI Corp. (Telecommunication Services)	3,102,226
205,000	Kinden Corp. (Capital Goods)	2,663,445
250,800	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	3,552,162
12,700	Kokuyo Co. Ltd. (Commercial & Professional Services)	141,689
162,000	Konica Minolta, Inc. (Technology Hardware & Equipment)	1,664,456
110,500	Kuraray Co. Ltd. (Materials)	1,362,893
47,000	Kureha Corp. (Materials)	179,460
3,600	Kusuri No Aoki Co. Ltd. (Food & Staples Retailing)	171,462
22,100	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	371,520
8,800	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	376,783
55,500	Medipal Holdings Corp. (Health Care Equipment & Services)	968,590
299,500	Mitsubishi Corp. (Capital Goods)	5,445,089
529,000	Mitsubishi Electric Corp. (Capital Goods)	5,509,398
66,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	367,975
311,700	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	5,270,610
658,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	4,258,225
65,300	MS&AD Insurance Group Holdings, Inc. (Insurance)	1,925,085
33,600	NET One Systems Co. Ltd. (Software & Services)	207,160
93,400	Nexon Co. Ltd. (Software & Services)	1,295,552
40,000	NH Foods Ltd. (Food, Beverage & Tobacco)	834,340
17,500	Nintendo Co. Ltd. (Software & Services)	2,797,666
911,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	4,457,860
109,000	Nippon Express Co. Ltd. (Transportation)	561,534

Common Stocks – (continued)
Japan – (continued)
99,800	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	$3,658,808
56,500	Nippon Television Holdings, Inc. (Media)	977,793
5,100	Nitto Kogyo Corp. (Capital Goods)	98,424
56,500	North Pacific Bank Ltd. (Banks)	216,576
203,000	NTT DOCOMO, Inc. (Telecommunication Services)	3,953,524
528,500	ORIX Corp. (Diversified Financials)	7,718,098
5,200	Paltac Corp. (Retailing)	102,287
16,100	Parco Co. Ltd. (Retailing)	139,581
47,000	Rengo Co. Ltd. (Materials)	223,424
11,200	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	178,672
340,300	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,618,715
414,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	4,361,867
46,100	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	543,934
356,300	Sekisui House Ltd. (Consumer Durables & Apparel)	5,931,118
87,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,601,251
354,000	Showa Denko KK (Materials)	445,854
27,900	SoftBank Group Corp. (Telecommunication Services)	1,563,179
162,100	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	5,089,659
435,000	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(a)	4,814,603
24,700	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	295,427
261,000	Teijin Ltd. (Materials)	921,343
9,800	The Chugoku Electric Power Co., Inc. (Utilities)	148,093
159,900	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	2,766,157
73,700	The Kansai Electric Power Co., Inc. (Utilities)*	944,298
9,600	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	184,547
4,100	Toho Co. Ltd. (Media)	106,695
53,200	Tohoku Electric Power Co., Inc. (Utilities)	746,951
62,100	Tokio Marine Holdings, Inc. (Insurance)	2,392,818
8,600	Toppan Forms Co. Ltd. (Commercial & Professional Services)	110,791
532,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,770,693
27,400	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	1,009,629

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
422,000	Unitika Ltd. (Consumer Durables & Apparel)*	$212,152
33,100	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	123,895
77,400	West Japan Railway Co. (Transportation)	5,437,875
157,100	Yamaha Motor Co. Ltd. (Automobiles & Components)	3,522,571

		197,693,333

Luxembourg – 0.0%
1,244	RTL Group SA (Media)(a)	107,369

Netherlands – 5.3%
100,705	Boskalis Westminster (Capital Goods)	4,887,683
21,827	Euronext NV (Diversified Financials)(b)	958,574
63,303	Heineken Holding NV (Food, Beverage & Tobacco)	5,057,462
163,820	Koninklijke Ahold NV (Food & Staples Retailing)	3,332,551
137,336	Koninklijke BAM Groep NV (Capital Goods)*	756,383
8,896	Koninklijke Vopak NV (Energy)	357,357
65,310	Randstad Holding NV (Commercial & Professional Services)	3,894,846
8,048	Refresco Gerber NV (Food, Beverage & Tobacco)*(b)	131,688
280,773	Royal Dutch Shell PLC Class A (Energy)	7,354,683
201,365	Royal Dutch Shell PLC Class B (Energy)	5,272,722
191,593	Wolters Kluwer NV (Media)	6,475,328

		38,479,277

New Zealand – 0.0%
125,949	Nuplex Industries Ltd. (Materials)	362,855

Norway – 1.9%
133,106	DNB ASA (Banks)	1,694,700
12,828	Norwegian Air Shuttle ASA (Transportation)*(a)	471,392
201,986	Orkla ASA (Food, Beverage & Tobacco)	1,718,915
310,974	Statoil ASA (Energy)	5,026,668
93,809	Telenor ASA (Telecommunication Services)(a)	1,767,190
69,944	Yara International ASA (Materials)	3,177,275

		13,856,140

Singapore – 0.3%
258,900	Singapore Airlines Ltd. (Transportation)	1,991,782
223,100	Wilmar International Ltd. (Food, Beverage & Tobacco)	497,149

		2,488,931

Common Stocks – (continued)
South Africa – 0.7%
59,217	Investec PLC (Diversified Financials)	$493,290
210,360	Mondi PLC (Materials)	4,864,399

		5,357,689

Spain – 1.5%
31,998	Banco Santander SA (Banks)	178,747
21,516	Enagas SA (Utilities)	650,607
24,703	Endesa SA (Utilities)	549,276
170,100	Ferrovial SA (Capital Goods)	4,291,183
244,300	Gamesa Corp. Tecnologica SA (Capital Goods)	3,855,874
27,306	Industria de Diseno Textil SA (Retailing)	1,022,456
6,849	Red Electrica Corp. SA (Utilities)	602,951

		11,151,094

Sweden – 4.2%
103,534	BillerudKorsnas AB (Materials)	1,873,689
178,764	Boliden AB (Materials)	3,422,683
38,371	JM AB (Consumer Durables & Apparel)	1,084,499
64,930	Nobia AB (Consumer Durables & Apparel)	795,206
653,124	Nordea Bank AB (Banks)	7,206,331
372,307	Skandinaviska Enskilda Banken AB Class A (Banks)	3,909,550
92,190	Skanska AB Class B (Capital Goods)	1,798,903
3,958	Svenska Cellulosa AB SCA Class A (Household & Personal Products)	116,782
218,385	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	6,432,308
130,647	Swedish Match AB (Food, Beverage & Tobacco)	4,106,984

		30,746,935

Switzerland – 6.3%
69,869	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	9,698,811
66,190	Adecco SA (Registered) (Commercial & Professional Services)*	4,920,257
51,191	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	970,306
855	Autoneum Holding AG (Automobiles & Components)*	156,958
607	Banque Cantonale Vaudoise (Registered) (Banks)	373,800
178	Emmi AG (Registered) (Food, Beverage & Tobacco)*	80,517
1,350	Flughafen Zuerich AG (Registered) (Transportation)	1,021,787
36,656	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	5,380,361

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
64,955	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	$5,884,191
7,197	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,953,977
46,583	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	320,970
80,285	Swiss Re AG (Insurance)	7,452,920
5,318	Temenos Group AG (Registered) (Software & Services)*	248,427
5,553	The Swatch Group AG (Registered) (Consumer Durables & Apparel)	401,158
9,633	Wolseley PLC (Capital Goods)	565,566
24,548	Zurich Insurance Group AG (Insurance)*	6,478,221

		45,908,227

United Kingdom – 16.6%
246,001	3i Group PLC (Diversified Financials)	1,894,969
15,831	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,008,951
55,098	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(c)	1,757,075
91,639	BAE Systems PLC (Capital Goods)	619,891
489,992	Beazley PLC (Insurance)	2,738,910
13,850	Bellway PLC (Consumer Durables & Apparel)	553,208
86,853	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	4,432,854
41,613	Booker Group PLC (Food & Staples Retailing)	119,186
32,425	Bovis Homes Group PLC (Consumer Durables & Apparel)	511,455
314,403	BP PLC ADR (Energy)	11,224,187
284,860	British American Tobacco PLC (Food, Beverage & Tobacco)	16,923,425
17,085	Britvic PLC (Food, Beverage & Tobacco)	183,666
509,414	BT Group PLC (Telecommunication Services)	3,637,989
85,954	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	3,179,852
380,561	DS Smith PLC (Materials)	2,267,503
1,066,383	HSBC Holdings PLC (Banks)	8,331,619
145,230	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	7,820,353
148,656	Inchcape PLC (Retailing)	1,828,240
502,695	International Consolidated Airlines Group SA (Transportation)*	4,494,595
842,696	Man Group PLC (Diversified Financials)	2,162,925

Common Stocks – (continued)
United Kingdom – (continued)
465,460	Marks & Spencer Group PLC (Retailing)	$3,675,400
571,579	National Grid PLC (Utilities)	8,142,078
113,097	Persimmon PLC (Consumer Durables & Apparel)*	3,468,405
102,714	Reckitt Benckiser Group PLC (Household & Personal Products)	10,023,912
61,944	Rio Tinto PLC ADR (Materials)(a)(c)	2,261,575
304,475	Unilever NV CVA (Household & Personal Products)(a)	13,767,631
77,218	Unilever PLC (Household & Personal Products)	3,438,404
25,889	United Utilities Group PLC (Utilities)	393,958

		120,862,216

United States – 0.1%
11,244	Carnival PLC ADR (Consumer Services)(a)	626,853

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $684,416,918)		$704,078,056

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 3.6%
Goldman Sachs Financial Square Money Market Fund – FST Shares
26,299,180	0.147%	$26,299,180
(Cost $26,299,180)

TOTAL INVESTMENTS – 100.2%
(Cost $710,716,098)		$730,377,236

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,465,494)

NET ASSETS – 100.0%		$728,911,742

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,090,262, which represents approximately 0.1% of net assets as of October 31, 2015.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	164	December 2015	$6,137,059	$296,088
FTSE 100 Index	29	December 2015	2,825,444	(6,214)
Hang Seng Index	2	November 2015	292,674	(4,500)
MSCI Singapore Index	4	November 2015	191,534	(4,691)
SPI 200 Index	12	December 2015	1,120,137	16,114
TSE TOPIX Index	21	December 2015	2,712,232	127,329
TOTAL				$424,126

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 96.3%
Australia – 4.9%
160,531	Altium Ltd. (Software & Services)(a)	$511,812
1,125,136	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	1,583,389
283,235	BT Investment Management Ltd. (Diversified Financials)	2,290,465
236,295	Domino’s Pizza Enterprises Ltd. (Consumer Services)	7,814,675
2,006,831	Downer EDI Ltd. (Commercial & Professional Services)	5,042,980
1,506,116	Echo Entertainment Group Ltd. (Consumer Services)	5,443,423
1,723,710	Evolution Mining Ltd. (Materials)	1,717,010
569,862	Independence Group NL (Materials)	1,116,320
584,228	JB Hi-Fi Ltd. (Retailing)(a)	7,433,512
124,179	M2 Group Ltd. (Telecommunication Services)	869,056
33,844	Magellan Financial Group Ltd. (Diversified Financials)	538,991
41,876	Monadelphous Group Ltd. (Capital Goods)(a)	205,178
1,671,732	Northern Star Resources Ltd. (Materials)	3,262,012
423,988	Nufarm Ltd. (Materials)	2,511,680
476,739	Orora Ltd. (Materials)	788,266
420,352	Pact Group Holdings Ltd. (Materials)	1,525,303
447,675	Premier Investments Ltd. (Retailing)	4,345,857
142,830	Regis Resources Ltd. (Materials)	210,580
485,879	SAI Global Ltd. (Commercial & Professional Services)	1,512,559
625,525	Sandfire Resources NL (Materials)	2,795,637
117,448	Select Harvests Ltd. (Food, Beverage & Tobacco)	846,209
3,863,667	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	2,292,635
75,538	Sirtex Medical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,035,628
47,325	Super Retail Group Ltd. (Retailing)	323,212
116,196	Technology One Ltd. (Software & Services)	316,600

		57,332,989

Austria – 1.2%
84,754	Austria Technologie & Systemtechnik AG (Technology Hardware & Equipment)	1,445,892
231,092	BUWOG AG (Real Estate)*	4,913,349
83,577	CA Immobilien Anlagen AG (Real Estate)*	1,638,510
22,924	Flughafen Wien AG (Transportation)	2,157,857
22,652	Lenzing AG (Materials)	1,730,426
51,268	Oesterreichische Post AG (Transportation)	1,863,969

Common Stocks – (continued)
Austria – (continued)
16,794	Porr AG (Capital Goods)	$457,256
24,771	S IMMO AG (Real Estate)*	220,125

		14,427,384

Belgium – 1.6%
307,692	Agfa-Gevaert NV (Health Care Equipment & Services)*	1,311,588
10,070	Befimmo SA (REIT)	673,819
172,923	bpost SA (Transportation)	4,327,851
21,059	Cie d’Entreprises CFE (Capital Goods)	2,610,740
50,864	D’ieteren SA NV (Retailing)	1,720,182
85,707	Fagron (Health Care Equipment & Services)	2,102,824
5,620	Gimv NV (Diversified Financials)	264,056
7,462	Kinepolis Group NV (Media)(a)	309,760
39,636	Melexis NV (Semiconductors & Semiconductor Equipment)(a)	1,930,021
46,018	Ontex Group NV (Household & Personal Products)	1,413,595
21,091	Warehouses De Pauw SCA (REIT)	1,726,591

		18,391,027

Bermuda – 0.7%
562,455	Hiscox Ltd. (Insurance)	8,364,153

China – 0.6%
14,229,000	FIH Mobile Ltd. (Technology Hardware & Equipment)	6,786,390

Denmark – 1.5%
154,221	Bakkafrost P/F (Food, Beverage & Tobacco)	4,953,641
66,424	Bavarian Nordic A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	2,657,953
88,063	Dfds A/S (Transportation)	2,674,733
30,507	Jyske Bank A/S (Registered) (Banks)*	1,488,119
5,077	PER Aarsleff A/S Class B (Capital Goods)	1,703,807
48,865	Royal Unibrew A/S (Food, Beverage & Tobacco)	1,934,928
24,541	Schouw & Co. A/S (Food, Beverage & Tobacco)	1,282,396
113,399	Spar Nord Bank A/S (Banks)	1,086,225

		17,781,802

Finland – 0.7%
105,454	Kesko OYJ Class B (Food & Staples Retailing)	3,366,549
71,984	Metsa Board OYJ Class B (Materials)	457,977
40,943	Oriola-KD OYJ Class B (Health Care Equipment & Services)*	200,068
719,440	Sponda OYJ (Real Estate)	3,056,155

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Finland – (continued)
56,274	Tieto OYJ (Software & Services)	$1,443,050
37,423	YIT OYJ (Capital Goods)(a)	197,259

		8,721,058

France – 4.1%
32,526	ABC Arbitrage (Diversified Financials)	181,340
51,046	Adocia (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	4,467,122
260,970	Air France-KLM (Transportation)*(a)	1,909,263
29,844	Alten SA (Software & Services)	1,547,054
39,576	Assystem (Commercial & Professional Services)	826,296
21,396	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,891,189
20,806	Cegid Group SA (Software & Services)	978,367
58,987	Coface SA (Diversified Financials)	477,470
167,624	Derichebourg SA (Commercial & Professional Services)*	514,416
12,279	Euler Hermes Group (Insurance)	1,151,097
13,760	Faurecia (Automobiles & Components)	543,913
11,051	Guerbet (Health Care Equipment & Services)	749,564
133,142	Havas SA (Media)	1,153,112
100,585	Innate Pharma SA (Pharmaceuticals, Biotechnology & Life Sciences)*	1,447,033
73,298	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	4,622,749
100,996	IPSOS (Media)	2,048,748
17,127	Korian SA (Health Care Equipment & Services)	647,435
249,473	Mercialys SA (REIT)(a)	5,730,886
4,178	Rubis SCA (Utilities)	334,863
103,743	Saft Groupe SA (Capital Goods)	2,674,025
584	Sartorius Stedim Biotech (Health Care Equipment & Services)	206,219
27,480	SEB SA (Consumer Durables & Apparel)	2,791,022
45,405	Societe Television Francaise 1 (Media)	583,302
6,506	Trigano SA (Consumer Durables & Apparel)	312,930
352,792	UBISOFT Entertainment (Software & Services)*	10,570,114

		48,359,529

Germany – 6.9%
101,746	Aareal Bank AG (Banks)	3,876,330
4,156	Amadeus Fire AG (Commercial & Professional Services)	346,783
59,461	Aurelius AG (Diversified Financials)	2,650,306
63,885	Aurubis AG (Materials)	4,267,514
20,325	Bechtle AG (Software & Services)	1,875,933

Common Stocks – (continued)
Germany – (continued)
19,299	CANCOM SE (Software & Services)	$757,065
37,608	CENTROTEC Sustainable AG (Capital Goods)	600,683
21,014	CTS Eventim AG & Co. KGaA (Media)	822,478
82,672	Deutsche Beteiligungs AG (Diversified Financials)	2,349,470
38,599	DIC Asset AG (Real Estate)	379,770
323,268	DO Deutsche Office AG (Real Estate)(a)	1,513,753
1,886	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	120,881
97,073	Duerr AG (Capital Goods)	8,082,568
788,277	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*	3,434,897
143,878	Freenet AG (Telecommunication Services)	4,853,541
129,508	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	10,098,363
39,569	GFT Technologies SE (Software & Services)	1,166,935
23,168	Homag Group AG (Capital Goods)	895,653
37,074	Indus Holding AG (Capital Goods)	1,725,768
65,502	KION Group AG (Capital Goods)*	2,951,644
60,504	Krones AG (Capital Goods)	7,277,101
30,059	Nemetschek AG (Software & Services)	1,295,570
4,886	Pfeiffer Vacuum Technology AG (Capital Goods)	608,463
2,328	R Stahl AG (Capital Goods)(a)	74,201
61,293	Rheinmetall AG (Capital Goods)	3,855,138
241,304	Software AG (Software & Services)	7,011,047
8,080	STRATEC Biomedical AG (Health Care Equipment & Services)	470,560
50,780	Takkt AG (Retailing)	943,141
18,291	XING AG (Software & Services)	3,610,501
16,733	zooplus AG (Retailing)*	2,445,441

		80,361,498

Hong Kong – 1.9%
2,291,000	Brightoil Petroleum Holdings Ltd. (Energy)*(a)	815,362
752,000	Champion REIT (REIT)	393,130
412,000	Dah Sing Financial Holdings Ltd. (Banks)	2,309,151
1,165,000	Emperor Entertainment Hotel Ltd. (Consumer Services)	230,787
1,418,000	Emperor International Holdings (Real Estate)	273,778
1,552,000	Giordano International Ltd. (Retailing)	832,815
2,212,000	Global Brands Group Holding Ltd. (Consumer Durables & Apparel)*	458,602
14,415,000	G-Resources Group Ltd. (Materials)	322,116

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
4,444,000	Haitong International Securities Group Ltd. (Diversified Financials)	$2,455,773
49,500	Hopewell Holdings Ltd. (Capital Goods)	178,613
1,704,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	628,732
2,686,000	Newocean Energy Holdings Ltd. (Energy)(a)	1,093,694
190,000	Regal Hotels International Holdings Ltd. (Consumer Services)	98,194
1,453,000	Samson Holding Ltd. (Consumer Durables & Apparel)	183,393
4,886,000	Shun Tak Holdings Ltd. (Capital Goods)	1,947,276
1,294,208	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	2,291,126
109,138	SOCAM Development Ltd. (Capital Goods)*	64,711
934,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	628,590
607,000	Sunlight Real Estate Investment Trust (REIT)	307,113
2,526,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	2,458,256
4,326,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	2,297,178
100,000	Tian An China Investments Co. Ltd. (Real Estate)	59,933
4,824,000	Truly International Holdings Ltd. (Technology Hardware & Equipment)	1,149,339
657,600	VST Holdings Ltd. (Technology Hardware & Equipment)	193,049
55,000	VTech Holdings Ltd. (Technology Hardware & Equipment)	667,055

		22,337,766

Ireland – 0.4%
76,774	Grafton Group PLC (Capital Goods)	797,799
129,410	Irish Continental Group PLC (Transportation)	703,015
476,387	UDG Healthcare PLC (Health Care Equipment & Services)	3,487,736

		4,988,550

Israel – 0.2%
175,101	Delek Automotive Systems Ltd. (Retailing)	1,661,388
81,598	Israel Discount Bank Ltd. Class A (Banks)*	149,249
1,860	Paz Oil Co. Ltd. (Energy)	277,136

		2,087,773

Common Stocks – (continued)
Italy – 4.6%
132,548	ACEA SpA (Utilities)	$1,905,394
216,153	Astaldi SpA (Capital Goods)(a)	1,741,142
134,855	ASTM SpA (Transportation)	1,807,434
132,048	Banca IFIS SpA (Diversified Financials)	3,257,145
3,636,328	Banca Popolare di Milano Scarl (Banks)	3,412,024
22,269	Biesse SpA (Capital Goods)	364,682
205,200	Cementir Holding SpA (Materials)	1,147,058
176,460	Credito Emiliano SpA (Banks)	1,260,851
9,540	Datalogic SpA (Technology Hardware & Equipment)	160,691
82,174	De’ Longhi SpA (Consumer Durables & Apparel)	2,010,159
97,754	DeA Capital SpA (Diversified Financials)	157,983
89,841	DiaSorin SpA (Health Care Equipment & Services)	4,022,450
17,854	Engineering SpA (Software & Services)	1,090,702
272,839	ERG SpA (Energy)	3,873,077
604,698	Hera SpA (Utilities)	1,586,855
743,319	Immobiliare Grande Distribuzione SIIQ SpA (REIT)	742,124
2,219,543	Iren SpA (Utilities)	3,656,385
159,741	La Doria SpA (Food, Beverage & Tobacco)	2,153,819
14,768	MARR SpA (Food & Staples Retailing)	300,611
239,001	Recordati SpA (Pharmaceuticals, Biotechnology & Life Sciences)	5,940,466
10,158	Reply SpA (Software & Services)	1,294,103
3,417,500	Saras SpA (Energy)*(a)	6,742,978
199,376	Societa Iniziative Autostradali e Servizi SpA (Transportation)	2,288,651
61,693	Tamburi Investment Partners SpA (Diversified Financials)	239,218
536,159	Unipol Gruppo Finanziario SpA (Insurance)	2,497,421

		53,653,423

Japan – 31.5%
212,900	Aderans Co. Ltd. (Household & Personal Products)	1,488,699
4,182	Advance Residence Investment Corp. (REIT)	8,923,355
2,899	AEON REIT Investment Corp. (REIT)(a)	3,461,732
122,000	Aichi Steel Corp. (Materials)	529,944
74,300	Alpine Electronics, Inc. (Consumer Durables & Apparel)	975,602
79,400	Amano Corp. (Technology Hardware & Equipment)	1,031,301
63,100	AOKI Holdings, Inc. (Retailing)	769,127
29,000	Aoyama Trading Co. Ltd. (Retailing)	1,056,568

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
144,600	Arcs Co. Ltd. (Food & Staples Retailing)	$2,914,995
56,900	Artnature, Inc. (Household & Personal Products)	547,115
67,500	Asatsu-DK, Inc. (Media)	1,656,464
127,600	ASKA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,529,467
64,500	Autobacs Seven Co. Ltd. (Retailing)	1,131,044
10,600	C. Uyemura & Co. Ltd. (Materials)	552,372
61,200	Canon Electronics, Inc. (Technology Hardware & Equipment)	1,043,937
304,500	Canon Marketing Japan, Inc. (Retailing)	4,629,229
142,000	Central Glass Co. Ltd. (Capital Goods)	700,913
155,600	Century Tokyo Leasing Corp. (Diversified Financials)	5,278,179
41,500	Chiyoda Integre Co. Ltd. (Capital Goods)	1,001,994
172,000	Chugoku Marine Paints Ltd. (Materials)	1,229,610
13,900	Cocokara fine, Inc. (Food & Staples Retailing)	549,511
586,000	COMSYS Holdings Corp. (Capital Goods)	7,654,061
108,200	Cosmo Energy Holdings Co. Ltd. (Energy)*	1,470,762
51,000	Daihen Corp. (Capital Goods)	253,604
84,100	Daiichikosho Co. Ltd. (Media)	2,804,907
1,557	Daiwa House Residential Investment Corp. (REIT)	3,153,788
31,000	Daiwa Industries Ltd. (Capital Goods)	205,086
920	Daiwa Office Investment Corp. (REIT)(a)	4,700,993
1,244,000	Daiwabo Holdings Co. Ltd. (Technology Hardware & Equipment)	2,449,799
639,900	DCM Holdings Co. Ltd. (Retailing)	4,239,091
182,100	Digital Garage, Inc. (Software & Services)	2,837,128
243,100	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	3,540,056
152,200	DTS Corp. (Software & Services)	3,597,717
78,000	Ebara Corp. (Capital Goods)	337,938
735,200	EDION Corp. (Retailing)(a)	5,514,936
13,700	Exedy Corp. (Automobiles & Components)	315,075
105,900	Foster Electric Co. Ltd. (Consumer Durables & Apparel)	2,598,365
639	Frontier Real Estate Investment Corp. (REIT)	2,585,297

Common Stocks – (continued)
Japan – (continued)
383,400	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	$3,760,852
80,900	Fuji Soft, Inc. (Software & Services)	1,545,812
669,000	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	1,234,546
46,900	Fujimi, Inc. (Materials)	705,355
280,500	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	2,894,487
131,000	Furukawa Electric Co. Ltd. (Capital Goods)	239,733
51,100	Fuyo General Lease Co. Ltd. (Diversified Financials)	2,290,947
38,200	Geo Holdings Corp. (Retailing)	571,617
1,275	Global One Real Estate Investment Corp. (REIT)	4,198,244
666,000	Gree, Inc. (Software & Services)(a)	3,373,558
63,600	Gurunavi, Inc. (Software & Services)	1,160,012
81,100	Happinet Corp. (Retailing)	839,067
59,500	Heiwa Corp. (Consumer Durables & Apparel)	1,098,359
153,400	Heiwa Real Estate Co. Ltd. (Real Estate)	1,848,156
5,300	Heiwado Co. Ltd. (Food & Staples Retailing)	118,901
5,800	Hiday Hidaka Corp. (Consumer Services)	143,830
53,900	Hokkaido Electric Power Co., Inc. (Utilities)*	575,791
110,500	IBJ Leasing Co. Ltd. (Diversified Financials)	2,333,246
19,700	Inaba Denki Sangyo Co. Ltd. (Capital Goods)	614,700
89,000	Ines Corp. (Software & Services)	796,934
196,300	IT Holdings Corp. (Software & Services)	4,852,715
15,600	Itochu Enex Co. Ltd. (Energy)	124,948
41,000	Itoham Foods, Inc. (Food, Beverage & Tobacco)	209,455
155,700	Jafco Co. Ltd. (Diversified Financials)	5,947,998
10,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	177,141
55,200	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	705,827
934,700	Japan Display, Inc. (Technology Hardware & Equipment)*	2,936,480
1,806	Japan Logistics Fund, Inc. (REIT)	3,377,466
3,086	Japan Rental Housing Investments, Inc. (REIT)	2,064,432
245,000	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	708,321
62,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,285,119

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
24,900	Keihin Corp. (Automobiles & Components)	$406,174
49	Kenedix Office Investment Corp. (REIT)	224,620
478,800	Kinden Corp. (Capital Goods)	6,220,768
167,300	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,303,747
633,500	Kitz Corp. (Capital Goods)	2,915,786
86,700	Koa Corp. (Technology Hardware & Equipment)	721,168
197,660	Koei Tecmo Holdings Co. Ltd. (Software & Services)	2,994,431
202,100	Kohnan Shoji Co. Ltd. (Retailing)	2,947,982
318,100	Kokuyo Co. Ltd. (Commercial & Professional Services)	3,548,929
60,000	Komeri Co. Ltd. (Retailing)	1,282,778
185,900	Komori Corp. (Capital Goods)	2,199,404
81,200	K’s Holdings Corp. (Retailing)	2,865,600
268,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	474,851
577,000	Kureha Corp. (Materials)	2,203,157
39,400	Kusuri No Aoki Co. Ltd. (Food & Staples Retailing)	1,876,554
270,000	KYB Corp. (Automobiles & Components)	770,494
170,700	Kyokuto Securities Co. Ltd. (Diversified Financials)	2,200,157
138,100	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,321,580
328,600	Kyowa Exeo Corp. (Capital Goods)	3,429,302
82,950	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)*	1,115,958
163,000	Maeda Road Construction Co. Ltd. (Capital Goods)	2,962,928
351,700	Marusan Securities Co. Ltd. (Diversified Financials)	3,411,497
59,100	Maruwa Co. Ltd. (Technology Hardware & Equipment)	1,314,827
42,000	Marvelous, Inc. (Software & Services)	336,012
124,500	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	5,330,621
67,400	Megachips Corp. (Semiconductors & Semiconductor Equipment)	681,643
156,400	Meiko Network Japan Co. Ltd. (Consumer Services)	1,856,818
62,800	Meitec Corp. (Commercial & Professional Services)	2,280,750
90,600	Melco Holdings, Inc. (Technology Hardware & Equipment)	1,566,889
7,900	Message Co. Ltd. (Health Care Equipment & Services)	194,717

Common Stocks – (continued)
Japan – (continued)
325,500	Mirait Holdings Corp. (Capital Goods)	$2,820,544
200,000	Mito Securities Co. Ltd. (Diversified Financials)	653,239
56,600	Mitsui High-Tec, Inc. (Semiconductors & Semiconductor Equipment)	332,007
404,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	776,596
41,400	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,444,499
766	Mori Trust Sogo REIT, Inc. (REIT)	1,355,184
168,000	Morinaga Milk Industry Co. Ltd. (Food, Beverage & Tobacco)	762,425
125,600	NEC Networks & System Integration Corp. (Software & Services)	2,352,712
816,300	NET One Systems Co. Ltd. (Software & Services)	5,032,885
22,000	Nichias Corp. (Capital Goods)	138,659
67,100	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,862,315
139,000	Nichirei Corp. (Food, Beverage & Tobacco)	904,128
13,300	NIFTY Corp. (Software & Services)	122,673
206,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	1,280,280
308,400	Nippon Paper Industries Co. Ltd. (Materials)	5,716,099
239,000	Nippon Thompson Co. Ltd. (Capital Goods)	1,133,732
11,800	Nishimatsuya Chain Co. Ltd. (Retailing)	104,189
58,200	Nissha Printing Co. Ltd. (Commercial & Professional Services)	1,265,653
138,000	Nissin Electric Co. Ltd. (Capital Goods)	921,621
38,100	Nissin Kogyo Co. Ltd. (Automobiles & Components)	586,016
107,000	Nittetsu Mining Co. Ltd. (Materials)	471,382
464,000	Nitto Boseki Co. Ltd. (Capital Goods)	1,397,533
119,600	Nitto Kogyo Corp. (Capital Goods)	2,308,142
455,900	North Pacific Bank Ltd. (Banks)	1,747,558
189,900	NSD Co. Ltd. (Software & Services)	2,645,284
182,000	NTN Corp. (Capital Goods)	904,487
42,500	Ohsho Food Service Corp. (Consumer Services)	1,417,717
42,500	Okamura Corp. (Commercial & Professional Services)	394,324
62,000	Okasan Securities Group, Inc. (Diversified Financials)	364,414
156,000	OKUMA Corp. (Capital Goods)	1,250,872

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
190,000	Paltac Corp. (Retailing)	$3,737,419
222,000	PanaHome Corp. (Consumer Durables & Apparel)	1,579,781
11,100	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	356,034
104,800	Parco Co. Ltd. (Retailing)	908,577
122,400	Plenus Co. Ltd. (Consumer Services)	1,892,775
20,000	Raito Kogyo Co. Ltd. (Capital Goods)	191,269
12,800	Relia, Inc. (Commercial & Professional Services)	121,385
672,000	Rengo Co. Ltd. (Materials)	3,194,490
194,000	Riken Corp. (Automobiles & Components)	730,046
68,000	Riso Kagaku Corp. (Technology Hardware & Equipment)	1,233,416
257,100	Round One Corp. (Consumer Services)	1,161,327
7,800	Royal Holdings Co. Ltd. (Consumer Services)	136,995
415,000	Ryobi Ltd. (Capital Goods)	1,530,086
62,800	Ryosan Co. Ltd. (Technology Hardware & Equipment)	1,519,756
110,000	Sakai Chemical Industry Co. Ltd. (Materials)	325,343
37,000	San-A Co. Ltd. (Food & Staples Retailing)	1,571,231
99,100	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	1,580,931
108,000	Sanyo Shokai Ltd. (Consumer Durables & Apparel)	314,989
367,000	Sanyo Special Steel Co. Ltd. (Materials)	1,511,766
11,200	Seino Holdings Co. Ltd. (Transportation)	132,924
67,100	Shimachu Co. Ltd. (Retailing)	1,465,645
279,000	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,018,933
168,000	Shinmaywa Industries Ltd. (Capital Goods)	1,834,027
5,970,000	Showa Denko KK (Materials)	7,519,063
752,900	SKY Perfect JSAT Holdings, Inc. (Media)	3,962,918
341,200	Sojitz Corp. (Capital Goods)	750,469
80,800	St. Marc Holdings Co. Ltd. (Consumer Services)	2,401,924
65,400	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	3,177,976
25,600	Sumitomo Densetsu Co. Ltd. (Capital Goods)	335,643
198,800	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	2,377,769
305,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	1,175,325

Common Stocks – (continued)
Japan – (continued)
142,600	Sumitomo Riko Co. Ltd. (Automobiles & Components)	$1,152,717
186,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	1,296,820
4,900	Takasago International Corp. (Materials)	129,300
65,000	Tamron Co. Ltd. (Consumer Durables & Apparel)	1,298,171
84,800	Tatsuta Electric Wire and Cable Co. Ltd. (Capital Goods)	323,670
126,900	The Chiba Kogyo Bank Ltd. (Banks)	742,304
54,000	The Japan Wool Textile Co Ltd. (Consumer Durables & Apparel)	439,538
32,000	The Juroku Bank Ltd. (Banks)	142,749
106,100	The Nippon Signal Co. Ltd. (Technology Hardware & Equipment)	1,102,248
112,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	829,554
534,000	The Nishi-Nippon City Bank Ltd. (Banks)	1,560,428
615,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	2,283,343
33,000	The Oita Bank Ltd. (Banks)	139,064
29,450	The Okinawa Electric Power Co., Inc. (Utilities)	722,938
205,000	Toagosei Co. Ltd. (Materials)	1,716,309
15,100	Tocalo Co. Ltd. (Capital Goods)	303,107
94,000	Toei Co. Ltd. (Media)	839,879
290,700	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	6,445,208
19,900	Tohokushinsha Film Corp. (Media)	140,642
22,900	Tokai Rika Co. Ltd. (Automobiles & Components)	495,160
243,600	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	1,482,066
13,900	Token Corp. (Consumer Durables & Apparel)	1,102,917
32,400	Tokyo Ohka Kogyo Co. Ltd. (Materials)	1,035,542
197,900	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	4,369,271
117,000	Tokyotokeiba Co. Ltd. (Consumer Services)	274,797
2,936	Tokyu REIT, Inc. (REIT)	3,559,921
713	Top REIT, Inc. (REIT)	2,677,892
298,400	Toppan Forms Co. Ltd. (Commercial & Professional Services)	3,844,206
23,400	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	564,674
706,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	2,911,025

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
11,600	Toyo Tanso Co. Ltd. (Capital Goods)	$167,031
25,300	TS Tech Co. Ltd. (Automobiles & Components)	693,867
300,000	Tsubakimoto Chain Co. (Capital Goods)	2,198,178
246,500	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	5,939,681
8,700	TV Asahi Holdings Corp. (Media)	145,191
1,028,000	Ube Industries Ltd. (Materials)	2,158,555
102,600	Unipres Corp. (Automobiles & Components)	2,331,741
4,031,000	Unitika Ltd. (Consumer Durables & Apparel)*	2,026,504
68,700	UNY Group Holdings Co. Ltd. (Food & Staples Retailing)	379,818
24,030	Usen Corp. (Media)*	63,979
5,300	Valor Holdings Co. Ltd. (Food & Staples Retailing)	123,598
86,600	Wacom Co. Ltd. (Technology Hardware & Equipment)(a)	324,147
96,100	Wakita & Co. Ltd. (Capital Goods)	756,326
43,200	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	843,328
35,700	Xebio Holdings Co. Ltd. (Retailing)	638,743
44,300	Yorozu Corp. (Automobiles & Components)	946,754
54,100	Zenkoku Hosho Co. Ltd. (Diversified Financials)	1,830,588

		368,664,842

Luxembourg – 0.7%
1,552,737	Regus PLC (Commercial & Professional Services)	7,995,174

Netherlands – 2.1%
9,360	Accell Group NV (Consumer Durables & Apparel)	195,064
209,540	BinckBank NV (Diversified Financials)	1,843,196
188,518	Corbion NV (Food, Beverage & Tobacco)	4,629,042
26,729	Eurocommercial Properties NV CVA (Real Estate)	1,274,765
122,518	Euronext NV (Diversified Financials)(b)	5,380,608
1,060,270	Koninklijke BAM Groep NV (Capital Goods)*	5,839,479
16,318	Koninklijke Ten Cate NV (Materials)	441,418
78,910	NSI NV (REIT)	343,257
349,050	SNS REAAL NV (Diversified Financials)*(a)	—
72,479	Vastned Retail NV (REIT)	3,515,122

Common Stocks – (continued)
Netherlands – (continued)
123,177	Wessanen (Food, Beverage & Tobacco)	$1,323,084

		24,785,035

New Zealand – 0.9%
2,868,023	Air New Zealand Ltd. (Transportation)	5,641,527
645,477	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Services)	3,396,551
576,986	Nuplex Industries Ltd. (Materials)	1,662,278

		10,700,356

Norway – 1.3%
99,545	Atea ASA (Software & Services)	925,488
265,401	Austevoll Seafood ASA (Food, Beverage & Tobacco)	1,632,184
224,650	Borregaard ASA (Materials)	1,197,243
100,782	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	3,535,045
121,694	Norwegian Air Shuttle ASA (Transportation)*(a)	4,471,901
174,416	Salmar ASA (Food, Beverage & Tobacco)	2,853,534
152,134	SpareBanken 1 SMN (Banks)	953,879

		15,569,274

Portugal – 0.7%
215,915	Altri SGPS SA (Materials)	1,020,958
428,479	CTT-Correios de Portugal SA (Transportation)	4,866,925
254,363	Portucel SA (Materials)	1,035,555
270,844	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	825,365

		7,748,803

Singapore – 0.6%
410,600	Asian Pay Television Trust (Media)	231,238
785,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	318,571
435,300	Neptune Orient Lines Ltd. (Transportation)*	308,323
82,400	SATS Ltd. (Transportation)	222,694
1,078,900	United Engineers Ltd. (Capital Goods)	1,527,795
459,700	Venture Corp. Ltd. (Technology Hardware & Equipment)	2,709,108
882,800	Wing Tai Holdings Ltd. (Real Estate)	1,098,578
503,800	Yanlord Land Group Ltd. (Real Estate)	375,312

		6,791,619

Spain – 3.6%
26,124	Acciona SA (Utilities)(a)	2,191,531
338,751	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	6,520,390

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
71,021	Axiare Patrimonio SOCIMI SA (REIT)	$1,014,045
347,851	Ebro Foods SA (Food, Beverage & Tobacco)	6,588,514
187,023	Ence Energia y Celulosa SA (Materials)	653,706
699,668	Gamesa Corp. Tecnologica SA (Capital Goods)	11,043,111
1,384,541	Inmobiliaria Colonial SA (Real Estate)*	1,023,943
93,257	Lar Espana Real Estate Socimi SA (REIT)	984,481
30,191	Let’s GOWEX SA (Telecommunication Services)*(a)	—
271,269	Melia Hotels International SA (Consumer Services)(a)	3,917,135
4,250	Miquel y Costas & Miquel SA (Materials)	151,889
88,715	Papeles y Cartones de Europa SA (Materials)	503,276
135,581	Viscofan SA (Food, Beverage & Tobacco)	7,907,778

		42,499,799

Sweden – 3.6%
134,718	Betsson AB (Consumer Services)*	2,191,019
199,982	Bilia AB (Retailing)	4,191,691
374,800	BillerudKorsnas AB (Materials)	6,782,880
25,966	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	842,608
130,525	Byggmax Group AB (Retailing)	1,059,975
157,096	Castellum AB (Real Estate)	2,351,333
4,662	Clas Ohlson AB Class B (Retailing)	70,801
50,715	Dios Fastigheter AB (Real Estate)	372,146
241,009	Fastighets AB Balder Class B (Real Estate)*	4,855,034
143,792	Hemfosa Fastigheter AB (Real Estate)	1,559,243
45,778	Industrial & Financial Systems AB Class B (Software & Services)	1,768,509
134,183	Intrum Justitia AB (Commercial & Professional Services)	4,814,115
77,709	Inwido AB (Capital Goods)	840,665
6,218	JM AB (Consumer Durables & Apparel)	175,743
215,653	Mycronic AB (Technology Hardware & Equipment)	1,537,826
23,182	NetEnt AB (Software & Services)*	1,316,857
280,895	Nobia AB (Consumer Durables & Apparel)	3,440,157
85,789	Nolato AB Class B (Capital Goods)	2,353,452
112,248	Peab AB (Capital Goods)	858,074
35,266	Scandi Standard AB (Food, Beverage & Tobacco)	202,262

Common Stocks – (continued)
Sweden – (continued)
5,752	Wihlborgs Fastigheter AB (Real Estate)	$112,455

		41,696,845

Switzerland – 4.1%
64,018	Ascom Holding AG (Registered) (Technology Hardware & Equipment)	1,213,437
14,284	Autoneum Holding AG (Automobiles & Components)*	2,622,211
5,071	Banque Cantonale Vaudoise (Registered) (Banks)*	3,122,803
70,085	Cembra Money Bank AG (Diversified Financials)*	4,178,492
2,194	Daetwyler Holding AG (Capital Goods)	307,573
1,471	Emmi AG (Registered) (Food, Beverage & Tobacco)*	665,394
9,913	Flughafen Zuerich AG (Registered) (Transportation)	7,502,940
3,606	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	4,100,706
5,831	Georg Fischer AG (Registered) (Capital Goods)	3,582,578
2,446	Implenia AG (Registered) (Capital Goods)	121,232
7,673	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	2,192,320
826	Intershop Holding AG (Real Estate)	350,556
3,877	Komax Holding AG (Registered) (Capital Goods)*	645,244
104,246	Mobilezone Holding AG (Registered) (Retailing)	1,544,709
15,662	Mobimo Holding AG (Registered) (Real Estate)*	3,377,772
106,164	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	1,018,740
86,814	Oriflame Holding AG (Household & Personal Products)*(a)	1,202,800
1,785	Schweiter Technologies AG (Capital Goods)	1,429,172
27,562	Tecan AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	3,754,391
34,837	Temenos Group AG (Registered) (Software & Services)*	1,627,388
15,322	Valiant Holding AG (Registered) (Banks)	1,768,940
18,908	Vontobel Holding AG (Registered) (Diversified Financials)	931,555
27,086	Zehnder Group AG (Capital Goods)	923,464

		48,184,417

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – 17.9%
1,096,706	Beazley PLC (Insurance)	$6,130,261
234,418	Bellway PLC (Consumer Durables & Apparel)	9,363,322
197,492	Berendsen PLC (Commercial & Professional Services)	3,113,755
235,549	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	12,022,088
73,269	Betfair Group PLC (Consumer Services)	3,639,916
226,743	Big Yellow Group PLC (REIT)	2,617,490
152,567	Bodycote PLC (Capital Goods)	1,205,263
3,368,912	Booker Group PLC (Food & Staples Retailing)	9,649,057
267,609	Bovis Homes Group PLC (Consumer Durables & Apparel)	4,221,121
711,411	Britvic PLC (Food, Beverage & Tobacco)	7,647,768
125,806	Close Brothers Group PLC (Diversified Financials)	2,834,702
147,717	Daily Mail & General Trust PLC Class A (Media)	1,701,813
309,862	Dart Group PLC (Transportation)	2,260,636
43,933	De La Rue PLC (Commercial & Professional Services)	312,954
798,264	Debenhams PLC (Retailing)	1,097,845
15,124	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*(a)	559,509
152,691	Diploma PLC (Capital Goods)	1,502,376
1,602,394	DS Smith PLC (Materials)	9,547,573
54,186	esure Group PLC (Insurance)	221,277
276,527	Galliford Try PLC (Capital Goods)	6,369,911
1,755,112	Globo PLC (Software & Services)*(a)	—
94,230	Go-Ahead Group PLC (Transportation)	3,522,675
256,360	Great Portland Estates PLC (REIT)	3,510,930
324,933	Greggs PLC (Food & Staples Retailing)	5,946,361
567,608	Halfords Group PLC (Retailing)	3,799,233
408,655	Hansteen Holdings PLC (REIT)(a)	779,770
261,770	Hays PLC (Commercial & Professional Services)	567,123
683,238	Henderson Group PLC (Diversified Financials)	3,011,611
59,641	HomeServe plc (Commercial & Professional Services)	372,252
162,011	Hunting PLC (Energy)	898,012
634,086	IG Group Holdings PLC (Diversified Financials)	7,370,315
436,120	Inchcape PLC (Retailing)	5,363,604
652,667	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)	2,062,123
437,519	Intermediate Capital Group PLC (Diversified Financials)	3,807,916
5,729	John Menzies PLC (Retailing)	35,681

Common Stocks – (continued)
United Kingdom – (continued)
655,476	John Wood Group PLC (Energy)	$6,017,520
86,537	Keller Group PLC (Capital Goods)	1,084,500
614,534	Lancashire Holdings Ltd. (Insurance)	6,732,032
1,291,908	Londonmetric Property PLC (REIT)	3,364,540
167,980	Lookers PLC (Retailing)	454,513
60,456	Majestic Wine PLC (Food & Staples Retailing)*	313,436
3,903,132	Man Group PLC (Diversified Financials)	10,018,064
257,047	Micro Focus International PLC (Software & Services)	4,968,526
704,211	Mitie Group PLC (Commercial & Professional Services)	3,484,609
1,151,876	Moneysupermarket.com Group PLC (Software & Services)	5,928,113
40,968	NewRiver Retail Ltd. (REIT)	208,374
135,805	OneSavings Bank PLC (Banks)	799,325
608,259	Pace PLC (Technology Hardware & Equipment)	3,493,841
1,729,186	Premier Oil PLC (Energy)*	1,819,562
2,207,252	QinetiQ Group PLC (Capital Goods)	7,604,595
638,713	Redde PLC (Transportation)	1,742,219
470,520	Redefine International PLC (REIT)	401,483
332,005	Safestore Holdings PLC (REIT)	1,665,970
220,978	Savills PLC (Real Estate)	3,118,845
46,146	Shaftesbury PLC (REIT)	667,955
156,924	Speedy Hire PLC (Capital Goods)	72,848
164,929	Stobart Group Ltd. (Energy)	281,587
89,843	SVG Capital PLC (Diversified Financials)*	657,054
140,415	Synthomer PLC (Materials)	713,073
480,803	The Paragon Group of Cos. PLC (Banks)	3,105,239
71,233	The Unite Group PLC (Real Estate)	728,988
330,909	Tullett Prebon PLC (Diversified Financials)	1,789,621
8,932	Victrex PLC (Materials)	253,806
199,395	WH Smith PLC (Retailing)	5,230,819
69,922	Workspace Group PLC (REIT)	1,029,838
252,306	WS Atkins PLC (Commercial & Professional Services)	5,346,595

		210,163,733

TOTAL COMMON STOCKS
(Cost $1,068,454,268)		$1,128,393,239

Shares	Description	Rate	Value
Preferred Stock – 0.2%
Germany – 0.2%
37,181	Jungheinrich AG (Capital Goods)	1.040%	$2,746,831
(Cost $2,589,226)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Distribution Rate	Value
Investment Company(c)(d) – 2.5%
Goldman Sachs Financial Square Government Fund – FST Shares
29,164,962	0.044%	$29,164,962
(Cost $29,164,962)

Units	Description	Expiration Month	Value
Right – 0.0%
Spain – 0.0%
88,715	Papeles y Cartones de Europa SA (Materials)*	11/15	$19,316
(Cost $0)

Warrants* – 0.0%
France – 0.0%
9,966	Societe de la Tour Eiffel (Real Estate)	07/16	$2,850

Italy – 0.0%
25,579	Tamburi Investment Partners SpA (Diversified Financials)	06/20	15,878

TOTAL WARRANTS
(Cost $0)			$18,728

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,100,208,456)			$1,160,343,076

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 4.2%
Goldman Sachs Financial Square Money Market Fund – FST Shares
49,255,589	0.147%	$49,255,589
(Cost $49,255,589)

TOTAL INVESTMENTS – 103.2%
(Cost $1,149,464,045)		$1,209,598,665

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%		(37,783,272)

NET ASSETS – 100.0%		$1,171,815,393

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,380,608, which represents approximately 0.5% of net assets as of October 31, 2015.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on October 31, 2015.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	262	December 2015	$9,804,325	$856,647
FTSE 100 Index	51	December 2015	4,968,885	219,024
Hang Seng Index	4	November 2015	585,348	(9,000)
MSCI Singapore Index	12	November 2015	574,602	(14,016)
SPI 200 Index	24	December 2015	2,240,275	95,441
TSE TOPIX Index	50	December 2015	6,457,695	605,907
TOTAL				$1,754,003

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Emerging Markets Equity Insights Fund		International Equity Insights Fund		International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $536,604,368, $684,416,918 and $1,071,043,494)(a)	$545,643,194		$704,078,056		$1,131,178,114
Investments in affiliated issuers, at value (cost $0, $0 and $29,164,962)	—		—		29,164,962
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	31,533,953		26,299,180		49,255,589
Cash	5,359,893		5,046,413		146,205
Foreign currencies, at value (cost $2,647,711, $15,536,232 and $20,228,556 )	2,626,221		15,208,371		20,066,797
Receivables:
Investments sold	52,994,643		979,056		33,996,261
Fund shares sold	1,587,316		1,479,114		7,714,328
Dividends	379,672		1,929,267		3,332,445
Reimbursement from investment adviser	68,514		69,444		64,061
Securities lending income	11,436		7,996		65,128
Foreign tax reclaims	805		786,471		468,873
Collateral on certain derivative contracts(b)	—		250,000		1,943,362
Variation margin on certain derivative contracts	—		—		7,462
Other assets	449		54,161		575
Total assets	640,206,096		756,187,529		1,277,404,162

Liabilities:
Payables:
Investments purchased	37,027,944		—		54,228,529
Payable upon return of securities loaned	31,533,953		26,299,180		49,255,589
Fund shares redeemed	18,254,261		242,510		1,028,884
Management fees	487,373		491,522		814,194
Foreign capital gains taxes	244,062		—		—
Distribution and Service fees and Transfer Agency fees	35,762		57,548		147,238
Variation margin on certain derivative contracts	—		84,390		—
Accrued expenses	223,289		100,637		114,335
Total liabilities	87,806,644		27,275,787		105,588,769

Net Assets:
Paid-in capital	595,665,315		2,060,621,285		1,107,264,346
Undistributed net investment income	4,369,172		6,038,423		12,828,454
Accumulated net realized loss	(56,408,978)		(1,357,434,611)		(9,972,916)
Net unrealized gain	8,773,943		19,686,645		61,695,509
NET ASSETS	$552,399,452		$728,911,742		$1,171,815,393
Net Assets:
Class A	$37,306,709		$78,526,520		$204,066,618
Class C	1,052,763		4,409,323		38,777,455
Institutional	508,685,258		642,473,026		888,071,333
Service	—		1,641,310		—
Class IR	798,092		1,665,614		40,890,274
Class R	4,547,210		186,306		—
Class R6	9,420		9,643		9,713
Total Net Assets	$552,399,452		$728,911,742		$1,171,815,393
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,713,011		7,448,327		19,583,194
Class C	134,355		425,659		3,837,090
Institutional	64,280,503		59,325,193		85,090,100
Service	—		154,314		—
Class IR	100,918		160,406		3,932,744
Class R	579,812		18,022		—
Class R6	1,190		891		930
Net asset value, offering and redemption price per share:(c)
Class A	$7.92		$10.54		$10.42
Class C	7.84		10.36		10.11
Institutional	7.91		10.83		10.44
Service	—		10.64		—
Class IR	7.91		10.38		10.40
Class R	7.84		10.34		—
Class R6	7.91	(d)	10.83	(d)	10.44

(a)	Includes loaned securities having a market value of $30,340,990, $25,038,290 and $47,010,858 for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions of $250,000 and $1,943,362, respectively for the International Equity Insights and International Small Cap Insights Funds.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $8.38, $11.15 and $11.03, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
(d)	Net asset value may not recalculate due to rounding of fractional shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2015

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $1,670,050, $1,673,866 and $2,131,347)	$18,219,219	$21,661,490	$26,326,254
Dividends — affiliated issuers	—	—	2,338
Securities lending income — affiliated issuer	69,410	581,181	895,148
Total investment income	18,288,629	22,242,671	27,223,740

Expenses:
Management fees	6,357,948	6,408,817	8,051,241
Custody, accounting and administrative services	1,082,638	262,599	517,516
Transfer Agency fees(a)	316,707	426,314	710,316
Professional fees	178,741	129,415	119,928
Distribution and Service fees(a)	116,354	234,231	685,106
Registration fees	87,316	104,294	121,291
Printing and mailing costs	62,501	57,492	103,790
Trustee fees	24,202	24,446	25,045
Service share fees — Service Plan	—	4,597	—
Service share fees — Shareholder Administration Plan	—	4,597	—
Other	49,111	29,038	29,050
Total expenses	8,275,518	7,685,840	10,363,283
Less — expense reductions	(573,561)	(789,437)	(805,539)
Net expenses	7,701,957	6,896,403	9,557,744
NET INVESTMENT INCOME	10,586,672	15,346,268	17,665,996

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(51,775,554)	(21,027,831)	(4,155,644)
Futures contracts	—	2,149,989	(116,263)
Foreign currency transactions	(1,805,411)	(2,097,435)	(1,984,250)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $593,294, $0 and $0)	(25,221,764)	22,072,958	38,350,237
Futures contracts	—	259,535	1,843,039
Foreign currency translation	(243,445)	(124,878)	(228,459)
Net realized and unrealized gain (loss)	(79,046,174)	1,232,338	33,708,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(68,459,502)	$16,578,606	$51,374,656

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R	Class R6(c)
Emerging Markets Equity Insights	$92,417	$—	$9,515	$14,422	$70,238	$—	$1,808	$237,682	$—	$1,498	$5,480	$1
International Equity Insights	197,300	520	35,412	999	149,949	99	6,728	267,525	736	1,276	—	1
International Small Cap Insights	413,731	—	271,375	—	314,437	—	51,561	290,502	—	53,815	—	1

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(c)	Commenced operations on July 31, 2015.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$10,586,672	$12,799,775
Net realized gain (loss)	(53,580,965)	20,522,961
Net change in unrealized gain (loss)	(25,465,209)	(20,788,323)
Net increase (decrease) in net assets resulting from operations	(68,459,502)	12,534,413

Distributions to shareholders:
From net investment income
Class A Shares	(540,220)	(223,899)
Class B Shares(a)	—	—
Class C Shares	(4,206)	(9,186)
Institutional Shares	(11,716,286)	(7,745,349)
Service Shares	—	—
Class IR Shares	(11,352)	(21,586)
Class R Shares	(21,187)	— (b)
From net realized gains
Class A Shares	(300,785)	—
Class C Shares	(6,674)	—
Institutional Shares	(5,218,737)	—
Class IR Shares	(5,790)	—
Class R Shares	(10,409)	— (b)
Total distributions to shareholders	(17,835,646)	(8,000,020)

From share transactions:
Proceeds from sales of shares	233,575,432	294,676,544
Reinvestment of distributions	17,524,245	7,753,915
Cost of shares redeemed	(314,048,730)	(189,151,733)
Net increase (decrease) in net assets resulting from share transactions	(62,949,053)	113,278,726
TOTAL INCREASE (DECREASE)	(149,244,201)	117,813,119

Net assets:
Beginning of year	701,643,653	583,830,534
End of year	$552,399,452	$701,643,653
Undistributed net investment income	$4,369,172	$8,882,360

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on February 28, 2014.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

International Equity Insights Fund		International Small Cap Insights Fund
For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

$15,346,268	$35,027,660	$17,665,996	$12,216,255
(20,975,277)	83,169,464	(6,256,157)	11,015,151
22,207,615	(110,793,926)	39,964,817	(57,025,466)
16,578,606	7,403,198	51,374,656	(33,794,060)

(3,035,885)	(2,365,617)	(2,355,924)	(1,904,636)
—	(33,551)	—	—
(98,011)	(69,048)	(229,064)	(136,885)
(29,792,716)	(28,809,684)	(13,054,172)	(14,879,493)
(85,003)	(158,000)	—	—
(11,495)	(12,760)	(400,411)	(148,164)
(6,273)	(3,366)	—	—

—	—	(1,419,007)	(413,382)
—	—	(191,500)	(32,138)
—	—	(6,378,743)	(3,027,072)
—	—	(208,754)	(30,480)
—	—	—	—
(33,029,383)	(31,452,026)	(24,237,575)	(20,572,250)

204,211,026	130,617,325	618,521,766	653,580,757
32,820,575	31,175,399	20,405,481	18,076,085
(320,374,840)	(359,418,669)	(345,845,914)	(268,341,118)
(83,343,239)	(197,625,945)	293,081,333	403,315,724
(99,794,016)	(221,674,773)	320,218,414	348,949,414

828,705,758	1,050,380,531	851,596,979	502,647,565
$728,911,742	$828,705,758	$1,171,815,393	$851,596,979
$6,038,423	$26,253,164	$12,828,454	$9,249,798

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$8.99	$0.11		$(0.98)	$(0.87)	$(0.13)	$(0.07)	$(0.20)
2015 - C	8.88	0.05		(0.98)	(0.93)	(0.04)	(0.07)	(0.11)
2015 - Institutional	8.98	0.14		(0.98)	(0.84)	(0.16)	(0.07)	(0.23)
2015 - IR	8.97	0.14		(0.99)	(0.85)	(0.14)	(0.07)	(0.21)
2015 - R	8.94	0.09		(0.98)	(0.89)	(0.14)	(0.07)	(0.21)
2015 - R6 (Commenced July 31, 2015)	8.40	0.01		(0.50)	(0.49)	—	—	—
2014 - A	8.95	0.14		(0.02)	0.12	(0.08)	—	(0.08)
2014 - C	8.90	0.07		(0.01)	0.06	(0.08)	—	(0.08)
2014 - Institutional	8.95	0.17		(0.02)	0.15	(0.12)	—	(0.12)
2014 - IR	8.94	0.13		0.02	0.15	(0.12)	—	(0.12)
2014 - R (Commenced February 28, 2014)	8.26	0.02		0.66	0.68	—	—	—
2013 - A	8.40	0.07		0.60	0.67	(0.12)	—	(0.12)
2013 - C	8.36	0.04		0.55	0.59	(0.05)	—	(0.05)
2013 - Institutional	8.40	0.16		0.53	0.69	(0.14)	—	(0.14)
2013 - IR	8.39	0.14		0.54	0.68	(0.13)	—	(0.13)
2012 - A	8.08	0.13		0.28	0.41	(0.09)	—	(0.09)
2012 - C	8.00	0.08		0.28	0.36	—	—	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)	—	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)	—	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)	—	(0.07)
2011 - C	8.82	—	(e)	(0.81)	(0.81)	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)	—	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$7.92	(9.84)%	$37,307	1.58%		1.67%		1.30%		199%
7.84	(10.50)	1,053	2.33		2.42		0.60		199
7.91	(9.52)	508,685	1.18		1.27		1.69		199
7.91	(9.63)	798	1.33		1.42		1.63		199
7.84	(10.06)	4,547	1.83		1.93		1.10		199
7.91	(5.83)	9	1.17	(d)	1.28	(d)	0.59	(d)	199
8.99	1.38	37,905	1.58		1.66		1.59		180
8.88	0.66	944	2.33		2.41		0.80		180
8.98	1.65	660,922	1.18		1.26		1.95		180
8.97	1.70	875	1.34		1.39		1.47		180
8.94	8.23	998	1.82	(d)	2.07	(d)	0.31	(d)	180
8.95	8.00	24,758	1.52		1.65		0.82		249
8.90	7.02	989	2.31		2.48		0.51		249
8.95	8.41	556,434	1.14		1.27		1.87		249
8.94	8.16	1,649	1.32		1.50		1.59		249
8.40	5.26	50,760	1.45		1.69		1.58		180
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$10.69	$0.18		$0.08	$0.26	$(0.41)
2015 - C	10.51	0.10		0.08	0.18	(0.33)
2015 - Institutional	10.97	0.22		0.09	0.31	(0.45)
2015 - Service	10.76	0.16		0.09	0.25	(0.37)
2015 - IR	10.53	0.16		0.12	0.28	(0.43)
2015 - R	10.52	0.14		0.09	0.23	(0.41)
2015 - R6 (Commenced July 31, 2015)	11.23	0.04		(0.44)	(0.40)	—
2014 - A	10.99	0.37	(e)	(0.39)	(0.02)	(0.28)
2014 - C	10.83	0.28	(e)	(0.37)	(0.09)	(0.23)
2014 - Institutional	11.29	0.42	(e)	(0.40)	0.02	(0.34)
2014 - Service	11.06	0.35	(e)	(0.37)	(0.02)	(0.28)
2014 - IR	10.86	0.38	(e)	(0.38)	— (f)	(0.33)
2014 - R	10.85	0.34	(e)	(0.38)	(0.04)	(0.29)
2013 - A	9.00	0.19		2.11	2.30	(0.31)
2013 - C	8.87	0.16		2.04	2.20	(0.24)
2013 - Institutional	9.25	0.30		2.09	2.39	(0.35)
2013 - Service	9.06	0.22		2.08	2.30	(0.30)
2013 - IR	8.91	0.22		2.08	2.30	(0.35)
2013 - R	8.88	0.21		2.04	2.25	(0.28)
2012 - A	9.02	0.19		0.21	0.40	(0.42)
2012 - C	8.89	0.13		0.20	0.33	(0.35)
2012 - Institutional	9.27	0.24		0.21	0.45	(0.47)
2012 - Service	9.08	0.18		0.21	0.39	(0.41)
2012 - IR	8.97	0.20		0.21	0.41	(0.47)
2012 - R	8.93	0.17		0.20	0.37	(0.42)
2011 - A	10.21	0.28		(1.26)	(0.98)	(0.21)
2011 - B	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - C	10.06	0.19		(1.23)	(1.04)	(0.13)
2011 - Institutional	10.49	0.33		(1.30)	(0.97)	(0.25)
2011 - Service	10.27	0.27		(1.27)	(1.00)	(0.19)
2011 - IR	10.15	0.23		(1.18)	(0.95)	(0.23)
2011 - R	10.12	0.19		(1.18)	(0.99)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(f)	Amount is less than $0.005 per share.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.54	2.58%	$78,527	1.27%		1.37%		1.70%		154%
10.36	1.82	4,409	2.01		2.12		0.93		154
10.83	3.05	642,473	0.87		0.97		2.08		154
10.64	2.48	1,641	1.37		1.47		1.51		154
10.38	2.85	1,666	1.01		1.13		1.54		154
10.34	2.32	186	1.52		1.62		1.33		154
10.83	(3.56)	10	0.84	(d)	0.93	(d)	1.56	(d)	154
10.69	(0.14)	79,214	1.29		1.36		3.31	(e)	142
10.51	(0.85)	3,054	2.04		2.11		2.61	(e)	142
10.97	0.22	742,016	0.89		0.96		3.74	(e)	142
10.76	(0.17)	2,779	1.39		1.45		3.17	(e)	142
10.53	0.12	278	1.04		1.10		3.52	(e)	142
10.52	(0.33)	161	1.54		1.61		3.09	(e)	142
10.99	26.31	92,919	1.29		1.37		1.98		189
10.83	25.33	3,166	2.04		2.11		1.61		189
11.29	26.71	945,546	0.89		0.96		2.99		189
11.06	26.13	6,237	1.39		1.46		2.25		189
10.86	26.55	468	1.04		1.11		2.22		189
10.85	25.99	95	1.54		1.61		2.14		189
9.00	4.94	210,612	1.28		1.37		2.21		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203
9.02	(9.87)	314,225	1.25		1.31		2.74		101
8.89	(10.52)	3,916	2.00		2.06		1.93		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$10.03	$0.16	$0.49	$0.65	$(0.16)	$(0.10)	$(0.26)
2015 - C	9.76	0.08	0.49	0.57	(0.12)	(0.10)	(0.22)
2015 - Institutional	10.05	0.20	0.49	0.69	(0.20)	(0.10)	(0.30)
2015 - IR	10.01	0.19	0.49	0.68	(0.19)	(0.10)	(0.29)
2015 - R6 (Commenced July 31, 2015)	10.75	0.05	(0.36)	(0.31)	—	—	—
2014 - A	10.62	0.14	(0.34)	(0.20)	(0.32)	(0.07)	(0.39)
2014 - C	10.40	0.06	(0.33)	(0.27)	(0.30)	(0.07)	(0.37)
2014 - Institutional	10.62	0.17	(0.33)	(0.16)	(0.34)	(0.07)	(0.41)
2014 - IR	10.59	0.18	(0.35)	(0.17)	(0.34)	(0.07)	(0.41)
2013 - A	8.29	0.23	2.49	2.72	(0.39)	—	(0.39)
2013 - C	8.13	0.14	2.47	2.61	(0.34)	—	(0.34)
2013 - Institutional	8.30	0.26	2.50	2.76	(0.44)	—	(0.44)
2013 - IR	8.28	0.22	2.52	2.74	(0.43)	—	(0.43)
2012 - A	7.92	0.17	0.38	0.55	(0.18)	—	(0.18)
2012 - C	7.79	0.11	0.38	0.49	(0.15)	—	(0.15)
2012 - Institutional	7.94	0.20	0.38	0.58	(0.22)	—	(0.22)
2012 - IR	7.93	0.16	0.40	0.56	(0.21)	—	(0.21)
2011 - A	8.20	0.17	(0.21)	(0.04)	(0.24)	—	(0.24)
2011 - C	8.08	0.13	(0.23)	(0.10)	(0.19)	—	(0.19)
2011 - Institutional	8.21	0.20	(0.20)	—	(0.27)	—	(0.27)
2011 - IR	8.21	0.20	(0.21)	(0.01)	(0.27)	—	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.42	6.70%	$204,067	1.30%		1.39%		1.58%		131%
10.11	5.96	38,777	2.05		2.14		0.82		131
10.44	7.11	888,071	0.90		0.99		1.97		131
10.40	7.00	40,890	1.05		1.14		1.83		131
10.44	(2.88)	10	0.90	(d)	0.96	(d)	1.94	(d)	131
10.03	(1.94)	144,558	1.30		1.39		1.33		129
9.76	(2.71)	19,158	2.05		2.15		0.57		129
10.05	(1.54)	668,746	0.90		0.99		1.65		129
10.01	(1.68)	19,134	1.05		1.14		1.66		129
10.62	34.41	53,564	1.30		1.48		2.52		166
10.40	33.40	3,514	2.05		2.24		1.53		166
10.62	34.96	441,964	0.90		1.07		2.85		166
10.59	34.77	3,605	1.05		1.26		2.28		166
8.29	7.32	18,914	1.30		1.51		2.13		150
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, IR, R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, IR, R and R6	Diversified
International Small Cap Insights	A, C, Institutional, IR and R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of the International Equity Insights Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$26,279,323	$—
Asia	43,751,797	374,389,978	6,714,232
Europe	—	8,571,314	—
North America	37,583,509	—	—
South America	15,835,533	32,517,508	—
Securities Lending Reinvestment Vehicle	31,533,953	—	—
Total	$128,704,792	$441,758,123	$6,714,232

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$5,357,689	$—
Asia	—	225,527,850	—
Australia and Oceania	—	18,674,088	—
Europe	15,242,837	436,725,507	—
North America	626,853	—	—
South America	—	1,923,232	—
Securities Lending Reinvestment Vehicle	26,299,180	—	—
Total	$42,168,870	$688,208,366	$—

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY INSIGHTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$439,531	$—	$—
Liabilities(b)
Futures Contracts	$(15,405)	$—	$—

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$406,668,390	$—
Australia and Oceania	—	68,033,345	—
Europe	—	648,112,226	—
North America	—	8,364,153	—
Investment Company	29,164,962	—	—
Securities Lending Reinvestment Vehicle	49,255,589	—	—
Total	$78,420,551	$1,131,178,114	$—

Derivative Type
Assets(b)
Futures Contracts	$1,777,019	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(23,016)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the fiscal year ended October 31, 2015:

Emerging Markets Equity Insights	Common Stock and/or Other Equity Investments
Beginning Balance as of October 31, 2014	$—
Realized gain (loss)	353,475
Net change in unrealized gain (loss) relating to instruments still held at reporting date	(2,990,342)
Purchases	2,872,351
Sales	(4,585,276)
Transfers into Level 3	11,064,024
Ending Balance as of October 31, 2015	$6,714,232

Securities transferred in and out of Level 3 in the Goldman Sachs Emerging Markets Equity Insights Fund were primarily due to length of trading suspension of certain securities.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
International Equity Insights	Equity	Receivable for unrealized gain on futures variation margin	$439,531	Payable for unrealized loss on futures variation margin	$(15,405)
International Small Cap Insights	Equity	Receivable for unrealized gain on futures variation margin	1,777,019	Payable for unrealized loss on futures variation margin	(23,016)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,149,989	$259,535	165
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(116,263)	1,843,039	241

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ened October 31, 2015.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.85	0.77	0.73	0.72	0.71	0.85	0.82	(1)
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The International Small Cap Insights Fund invests in the FST Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended October 31, 2015, GSAM waived $19,012 of the Fund’s management fees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2015, Goldman Sachs advised that it retained the following amounts:

Front End Sales Charge
Fund	Class A
Emerging Markets Equity Insights	$1,357
International Equity Insights	5,635
International Small Cap Insights	45,917

For the fiscal year ended October 31, 2015, Goldman Sachs did not retain any CDSC charges on Class C Shares.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.144%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least July 31, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$—	$4,255	$569,306	$573,561
International Equity Insights	204,499	7,812	577,126	789,437
International Small Cap Insights	19,012	2,526	784,001	805,539

G.  Line of Credit Facility — As of October 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2015, Goldman Sachs earned $11,043, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Insights Fund.

The following table provides information about the International Small Cap Insights Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2015:

Fund	Market Value 10/31/2014	Purchases at Cost	Proceeds from Sales	Market Value 10/31/2015	Dividend Income
International Small Cap Insights	$—	$244,507,680	$(215,342,718)	$29,164,962	$2,338

As of October 31, 2015, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	—%	6%	—%	7%	6%	10%	23%
International Equity Insights	6	—	16	26	21	—	—
International Small Cap Insights	—	—	—	—	—	8	—

As of October 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R6 Shares of the Funds.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$1,233,776,672	$1,314,019,248
International Equity Insights	1,128,358,910	1,232,335,505
International Small Cap Insights	1,447,718,591	1,209,436,038

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), an affiliated series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at GSAL’s expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the securities on loan. The value of loaned securities and cash collateral at period end are disclosed in the Funds’ Statement of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2015, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended October 31, 2015		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2015
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$7,761	$21,116	$8,108,778
International Equity Insights	65,812	118,280	20,067,029
International Small Cap Insights	99,834	121,151	13,356,000

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2015:

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Emerging Markets Equity Insights	10,631,042	374,716,481	(353,813,570)	31,533,953	$31,533,953
International Equity Insights	10,729,897	344,380,102	(328,810,819)	26,299,180	26,299,180
International Small Cap Insights	52,882,281	233,852,578	(237,479,270)	49,255,589	49,255,589

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$12,291,816	$33,029,383	$16,039,267
Net long-term capital gains	5,543,830	—	8,198,308
Total taxable distributions	$17,835,646	$33,029,383	$24,237,575

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$8,000,020	$31,452,026	$16,590,825
Net Long-Term Capital Gains	—	—	3,981,425
Total	$8,000,020	$31,452,026	$20,572,250

As of October 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$4,457,902	$6,257,905	$18,208,145
Capital loss carryforwards:
Expiring 2016(1)	$—	$(392,271,823)	$—
Expiring 2017(1)	—	(940,883,655)	—
Expiring 2019(1)	—	(2,867,280)	—
Perpetual short-term	(42,463,393)	(19,095,448)	(5,290,806)
Total capital loss carryforwards	$(42,463,393)	$(1,355,118,206)	$(5,290,806)
Unrealized gains (losses) — net	(5,260,372)	17,150,758	51,633,708
Total accumulated earnings (losses) — net	$(43,265,863)	$(1,331,709,543)	$64,551,047

(1)	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$582,172,636	$712,962,111	$1,158,449,869
Gross unrealized gain	45,158,107	50,853,908	103,901,709
Gross unrealized loss	(50,153,596)	(33,438,783)	(52,752,913)
Net unrealized security gain (loss)	$(4,995,489)	$17,415,125	$51,148,796
Net unrealized gain (loss) on other investments	(264,883)	(264,367)	484,912
Net unrealized gain (loss)	$(5,260,372)	$17,150,758	$51,633,708

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments and realized foreign capital gains tax.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Emerging Markets Equity Insights	$2,806,609	$(2,806,609)
International Equity Insights	2,531,626	(2,531,626)
International Small Cap Insights	(1,952,231)	1,952,231

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

9. OTHER RISKS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

At a meeting held on October 14-15, 2015, the Trustees approved a reorganization pursuant to which the Goldman Sachs International Small Cap Fund (the “Acquired Fund”) will be reorganized with and into the Goldman Sachs International Small Cap Insights Fund (the “Surviving Fund”). Effective on or about February 5, 2016 (the “Closing Date”), shareholders of the Acquired Fund will own shares in the Surviving Fund equal in dollar value to their interest in the Acquired Fund on the Closing Date. As part of the reorganization, holders of Class A, Class C, Institutional, and Class IR Shares of the Acquired Fund, respectively, will receive Class A, Class C, Institutional, and Class IR Shares of the Survivor Fund. Shareholders of Service Class Shares of the Acquired Fund will receive Class A Shares of the Surviving Fund. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,831,857	$15,491,486	3,106,867	$27,111,536
Reinvestment of distributions	97,926	827,477	24,616	213,173
Shares redeemed	(1,434,964)	(12,316,990)	(1,679,618)	(14,419,969)
	494,819	$4,001,973	1,451,865	$12,904,740
Class C Shares
Shares sold	72,805	621,855	59,922	513,470
Reinvestment of distributions	1,125	9,472	921	7,932
Shares redeemed	(45,881)	(379,906)	(65,655)	(556,076)
	28,049	251,421	(4,812)	(34,674)
Institutional Shares
Shares sold	25,344,354	212,286,064	30,442,332	265,225,820
Reinvestment of distributions	1,976,076	16,638,558	871,372	7,511,224
Shares redeemed	(36,627,575)	(300,150,389)	(19,875,721)	(172,622,441)
	(9,307,145)	(71,225,767)	11,437,983	100,114,603
Class IR Shares
Shares sold	101,302	856,635	89,237	748,653
Reinvestment of distributions	2,036	17,142	2,504	21,586
Shares redeemed	(100,019)	(814,815)	(178,606)	(1,494,845)
	3,319	58,962	(86,865)	(724,606)
Class R(a)
Shares sold	511,434	4,309,387	118,145	1,077,065
Reinvestment of distributions	3,766	31,596	—	—
Shares redeemed	(47,012)	(386,625)	(6,521)	(58,402)
	468,188	3,954,358	111,624	1,018,663
Class R6(b)
Shares sold	1,191	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	1,190	10,000	—	—
NET INCREASE (DECREASE)	(8,311,580)	$(62,949,053)	12,909,795	$113,278,726

(a)	Commenced operations on February 28, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,868,895	$19,519,895	994,006	$10,922,575
Shares converted from Class B	24,889	263,075	8,834	97,775
Reinvestment of distributions	291,811	2,932,700	213,135	2,272,021
Shares redeemed	(2,146,266)	(22,454,171)	(2,260,250)	(24,974,383)
	39,329	$261,499	(1,044,275)	$(11,682,012)
Class B Shares(a)
Shares sold	—	—	6,157	68,430
Shares converted to Class A	(25,175)	(263,075)	(8,903)	(97,775)
Reinvestment of distributions	—	—	3,037	32,250
Shares redeemed	(88,787)	(927,959)	(65,819)	(723,014)
	(113,962)	(1,191,034)	(65,528)	(720,109)
Class C Shares
Shares sold	185,882	1,949,987	44,285	480,131
Reinvestment of distributions	8,739	86,865	5,864	61,859
Shares redeemed	(59,564)	(610,073)	(51,788)	(558,069)
	135,057	1,426,779	(1,639)	(16,079)
Institutional Shares
Shares sold	17,109,923	180,629,424	10,491,344	118,751,786
Reinvestment of distributions	2,889,476	29,732,706	2,634,973	28,747,556
Shares redeemed	(28,291,881)	(294,640,896)	(29,263,086)	(329,167,069)
	(8,292,482)	(84,278,766)	(16,136,769)	(181,667,727)
Service Shares
Shares sold	24,694	262,287	24,284	268,840
Reinvestment of distributions	5,162	52,390	4,316	46,355
Shares redeemed	(133,921)	(1,372,691)	(333,898)	(3,752,225)
	(104,065)	(1,058,014)	(305,298)	(3,437,030)
Class IR Shares
Shares sold	164,932	1,769,692	3,519	38,821
Reinvestment of distributions	1,163	11,495	1,216	12,760
Shares redeemed	(32,061)	(324,237)	(21,446)	(224,962)
	134,034	1,456,950	(16,711)	(173,381)
Class R Shares
Shares sold	6,876	69,735	8,023	86,742
Reinvestment of distributions	447	4,419	247	2,598
Shares redeemed	(4,582)	(44,808)	(1,736)	(18,947)
	2,741	29,346	6,534	70,393
Class R6 Shares(b)
Shares sold	891	10,006	—	—
Shares redeemed	—	(5)	—	—
	891	10,001	—	—
NET DECREASE	(8,198,457)	$(83,343,239)	(17,563,686)	$(197,625,945)

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2015

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,164,659	$105,767,772	14,255,876	$150,928,252
Reinvestment of distributions	377,041	3,661,067	218,400	2,232,053
Shares redeemed	(5,368,860)	(55,033,086)	(5,106,460)	(54,190,286)
	5,172,840	$54,395,753	9,367,816	$98,970,019
Class C Shares
Shares sold	2,593,933	26,548,629	1,790,510	18,547,023
Reinvestment of distributions	39,196	371,581	14,055	140,693
Shares redeemed	(758,657)	(7,530,969)	(179,887)	(1,805,896)
	1,874,472	19,389,241	1,624,678	16,881,820
Institutional Shares
Shares sold	43,990,057	456,097,807	42,785,209	453,931,646
Reinvestment of distributions	1,626,828	15,763,967	1,522,029	15,524,695
Shares redeemed	(27,091,726)	(273,799,729)	(19,364,419)	(199,413,158)
	18,525,159	198,062,045	24,942,819	270,043,183
Class IR Shares
Shares sold	2,889,011	30,097,553	2,844,465	30,173,836
Reinvestment of distributions	63,030	608,866	17,549	178,644
Shares redeemed	(930,661)	(9,482,125)	(1,290,996)	(12,931,778)
	2,021,380	21,224,294	1,571,018	17,420,702
Class R6 Shares(a)
Shares sold	930	10,005	—	—
Shares redeemed	—	(5)	—	—
	930	10,000	—	—
NET INCREASE	27,594,781	$293,081,333	37,506,331	$403,315,724

(a)	Commenced operations on July 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs International Equity Insights Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, transfer agent of the underlying funds, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 days of a 365 day year. The Class R6 Example is based on the period from July 31, 2015 through October 31, 2015, which represents a period of 92 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/15	Ending Account Value 10/31/15		Expenses Paid for the 6 Months Ended 10/31/15*	Beginning Account Value 05/01/15	Ending Account Value 10/31/15		Expenses Paid for the 6 Months Ended 10/31/15*	Beginning Account Value 05/01/15	Ending Account Value 10/31/15		Expenses Paid for the 6 Months Ended 10/31/15*
Class A
Actual	$1,000	$848.00		$7.36	$1,000	$967.00		$6.20	$1,000	$976.60		$6.48
Hypothetical 5% return	1,000	1,017.24	+	8.03	1,000	1,018.90	+	6.36	1,000	1,018.65	+	6.61
Class C
Actual	1,000	844.80		10.88	1,000	963.70		9.90	1,000	974.00		10.20
Hypothetical 5% return	1,000	1,013.41	+	11.88	1,000	1,015.12	+	10.16	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	848.70		5.50	1,000	969.60		4.22	1,000	979.40		4.49
Hypothetical 5% return	1,000	1,019.26	+	6.01	1,000	1,020.92	+	4.33	1,000	1,020.67	+	4.58
Service
Actual	N/A	N/A		N/A	1,000	967.30		6.69	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.40	+	6.87	N/A	N/A		N/A
Class IR
Actual	1,000	848.70		6.20	1,000	968.30		4.96	1,000	978.40		5.24
Hypothetical 5% return	1,000	1,018.50	+	6.77	1,000	1,020.16	+	5.09	1,000	1,019.91	+	5.35
Class R
Actual	1,000	845.70		8.51	1,000	966.40		7.43	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.98	+	9.30	1,000	1,017.64	+	7.63	N/A	N/A		N/A
Class R6(a)
Actual	1,000	941.70		2.80	1,000	964.40		2.03	1,000	971.20		2.19
Hypothetical 5% return	1,000	1,019.31	+	5.96	1,000	1,020.97	+	4.28	1,000	1,020.67	+	4.58

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6(a)
Emerging Markets Equity Insights	1.58%	2.34%	1.18%	N/A	1.33%	1.83%	1.17%
International Equity Insights	1.25	2.00	0.85	1.35%	1.00	1.50	0.84
International Small Cap Insights	1.30	2.05	0.90	N/A	1.05	N/A	0.90

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the expense trends over time of each Fund; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees with respect to the International Equity Insights Fund and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015. The Trustees observed that the International Equity Insights Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They noted that the International Small Cap Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees with respect to the International Equity Insights Fund and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Emerging Markets Equity Insights Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Equity Insights Fund
First $1 billion	1.00%	0.85%	0.85%
Next $1 billion	1.00	0.77	0.85
Next $3 billion	0.90	0.73	0.77
Next $3 billion	0.86	0.72	0.73
Over $8 billion	0.84	0.71	0.72

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees with respect to the International Equity Insights Fund and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

The Trustees also considered the benefits to GSAL and the Investment Adviser from each Fund’s ability to participate in the securities lending program and observed that, although the benefits to GSAL and the Investment Adviser were meaningful, the benefits to each Fund from its participation in the program were greater, as measured by the revenue received by the Fund in connection with the program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2015, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1805, $0.3939, and $0.1377 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 96.78%, 82.23%, and 67.27%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0369, $0.0188, and $0.0147 per share, respectively.

For the year ended October 31, 2015, 75.89%, 88.90%, and 68.17% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Equity Insights and International Small Cap Insights Funds designate $5,543,830 and $8,198,308, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 21656-TEMPL-12/2015 INTINSAR-15/24K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016